UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23179

First Trust Alternative Opportunities Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

Registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

FIRST TRUST ALTERNATIVE OPPORTUNITIES FUND

Class A Shares – VFLAX
Class I Shares – VFLEX

Annual Report

March 31, 2024

First Trust Capital Management L.P. | 225 W. Wacker Drive | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

First Trust Alternative Opportunities Fund
This report and the consolidated financial statements contained herein are provided for the general information of the shareholders of the First Trust Alternative Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST ALTERNATIVE OPPORTUNITIES FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
Executive-Level Overview
We like to preface our Annual Shareholder Letter with an Executive-Level Overview to reinforce our investment process and current mindset in present market conditions.
The prior year was marked by aggressive responses to rapid inflation through monetary policy, increasing geopolitical tension, and developed economies displaying resilience despite recessionary fears. However, while headline inflation has shown signs of easing and the economy has outperformed consensus expectations, persistent high core inflation along with seismic shifts in the economy and geopolitics pose a multifaceted challenge for asset allocators going forward. These shifts indicate a transition to a new investment landscape, prompting a reassessment of risk asset behaviors. Our primary focus remains guiding investors through this evolving environment. Amidst amplified volatility in both equity and debt markets, short-term disruptions complicate portfolio management and how to best respond to economic data. Our unwavering approach prioritizes building robust, uncorrelated portfolios that we believe are capable of delivering positive absolute performance across diverse market cycles. This strategy has proven to be prudent, offering investors protection from adverse outcomes despite the increased market turbulence across our range of strategies.
While global interest rates moving higher over the year certainly impacted many long duration asset classes (chiefly public equities), one trend on which we have been acutely focused is the capital flight observed internationally across public and private markets. As the higher-for-longer interest rate environment continues and more companies and assets run into financing issues (either through debt maturities, free-cash-flow problems, or a combination of both), we expect these capital vacuums to present both challenges and opportunities for investors as we move through 2024. Our team remains excited about the prevailing market environment and opportunity set that we expect to unfold over the coming quarters. However, we remain acutely aware of the numerous macro- and micro-level factors that have the potential to drive global risk markets in the months to come.
As is customary in our Annual Shareholder Letter, we will review what we believe to be the important drivers of performance and opportunity in the Fund for the past fiscal year period.
First Trust Alternative Opportunities Fund
Over the trailing one-year period ended March 31, 2024, the Fund’s Class I Shares produced a net return of 10.11%, outperforming the ICE BofA U.S. 3 Month Treasury Bill Index’s return of +5.27% over the same timeframe. The Fund consistently outperformed the stated benchmark and provided clients with a positive return stream, providing diversification to the major bond indices in terms of absolute return and risk-adjusted performance over the last year. For context, the Bloomberg U.S. Aggregate Bond Index gained 1.70% and had eight down months during the 12-month period, while the Fund did not have a single negative month during the 12- month period ended March 31, 2024.

From a performance attribution perspective, four of the five Fund’s sub-strategies posted positive returns during the fiscal year period, with net attribution across the Fund’s sub-strategy exposures. The Fund’s credit co-investment exposure contributed 5.53%. This asset class generated strong cash-on-cash yields driven by the broader tailwinds in the private lending space, characterized by elevated base interest rates and a general reduction in bank lending activity. Throughout the fiscal year, the Fund’s credit co-investment sub-strategy added new opportunities across direct lending, asset-based lending, structured credit, and significant risk transfers (SRTs) / regulatory capital relief trades. Of the 81 individual deals in the co-investment sub-strategy, 72 produced positive returns for the year with the remaining investments experiencing modest mark-to-market pressure. Hedged strategies delivered strong performance contributing 1.88% for the year, with the majority of underlying positions contributing positively to the Fund’s performance. We believe our lineup of hedge funds continued to offer attractive return and risk characteristics, providing diversification and positive return asymmetry. The alternative credit sub-strategy, which gains exposure to credit strategies primarily through allocations to private funds with favorable liquidity structures, maintained its strong positive performance over the year adding 1.46% to the overall return. The Fund increased its private equity exposure from very low allocation levels early in the fiscal year, adding to opportunities across the sector and particularly within the secondaries market. This opportunity set has been driven by a supply and demand imbalance, enabling secondary investors to acquire high-quality limited partner (LP) shares at significant discounts. The private equity asset class added 0.47% to overall net fund performance for the fiscal year. In our real estate sleeve, the commercial real estate market remains relatively stagnant and challenged. Although our positioning has avoided over exposure to commercial real estate, the Fund has not been immune to the repricing occurring in real estate due to higher base interest rates. This asset class was down modestly over the fiscal year, detracting -0.05%, despite an emphasis on less economically sensitive investment strategies, such as real estate lending, triple-net-lease financings, and value-add sub-sectors. The allocations in the Fund across our sub-strategies as of fiscal year end were Private Equity at 5%, Alternative Credit at 14%, Real Estate at 14%, Hedged Strategies at 12%, and Co-Investments at 31%.
Based on the current and go-forward expected yields of underlying positions within the Fund’s portfolio particularly across our co-investment book, we remain confident in the Fund’s ability to generate net investment income that is sufficient to cover the intended distribution rate of the Fund, as it did over the previous fiscal year.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Chief Executive Officer, Co-Chief Investment Officer	Co-Chief Investment Officer
mpeck@firsttrustcapital.com	bmurphy@firsttrustcapital.com

First Trust Alternative Opportunities Fund
FUND PERFORMANCE
March 31, 2024 (Unaudited)

Performance of a $10,000 Investment
This graph compares a hypothetical $10,000 investment in the Fund’s Class A and Class I Shares with a similar investment in the Bloomberg U.S. Aggregate Bond Index, and the ICE BofA 3 Month U.S. Treasury Bill Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.
The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States — including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of as least one year. The index is unmanaged and it is not available for investment.
The ICE BofA 3 Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.
Average Annual Total Returns as of March 31, 2024	1 Years	Since Inception
Class A Shares (Inception Date 8/2/2021)	9.32%	5.66%
Bloomberg U.S. Aggregate Bond Index	1.70%	(3.92)%
ICE BofA 3 Month U.S. Treasury Bill Index	5.27%	2.93%

First Trust Alternative Opportunities Fund
FUND PERFORMANCE — Continued
March 31, 2024 (Unaudited)

Average Annual Total Returns as of March 31, 2024	1 Year	5 Years	Since Inception
Class I Shares (Inception Date 6/12/2017)	10.11%	7.64%	5.99%
Bloomberg U.S. Aggregate Bond Index	1.70%	0.36%	0.87%
ICE BofA 3 Month U.S. Treasury Bill Index	5.27%	2.03%	1.95%
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights Section of this report.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Trustees and Shareholders
First Trust Alternative Opportunities Fund
Opinion on the financial statements
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Alternative Opportunities Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31 2024, by correspondence with the custodians, underlying fund managers and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/S/ GRANT THORNTON LLP
We have served as the auditor of one or more of First Trust Capital Management L.P.’s investment companies since 2016.
Dallas, Texas
June 5, 2024

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2024

Principal Amount1		Value
	ASSET-BACKED SECURITIES – 10.7%
54,452,6492	Banco Santander, S.A. Series 2023-1B, Class B, 12.420% (CIBO03M+0 basis points), 10/31/20333,4,5	$7,881,336
4,151,1532	9.884%, 8/15/20373	4,471,816
1,308,0172	Series 2021-1, Class CLN, 12.884% (3-Month Euribor+900 basis points), 8/15/20373,4,5	1,411,173
4,000,0002	12.926%, 5/2/20453	4,317,618
9,622,1462	BNP Paribas S1 Mezzanine Debt 13.436%, 10/12/20323	10,380,997
7,000,000	Broadway 1 Junior Mortgage Class JNR, 13.312% (1-Month Term SOFR+0 basis points), 4/12/20313,4,5,6	7,000,000
10,846,5002	Colossus Series 2023-2 F2, 16.189%, 4/22/20333	13,717,270
17,000,000	Deutsche Bank AG Series 2021-1X, Class CLN, 14.076% (3-Month Term SOFR+876 basis points), 2/21/20293,4,5,6	16,617,500
14,000,0002	Ducati Series 2024-1, 12.935%, 6/20/20303	15,104,111
13,034,5182	Fondo de Titulizacion PYMES Magdalena Series 7, Class NOTE, 13.926% (3-Month Euribor+1,000 basis points), 12/23/20423,4,5	14,069,517
7,500,000	Granville Ltd. Series 2023-1X, Class E2, 15.050% (SOFR Rate+975 basis points), 7/31/20313,4,5	7,500,000
10,000,000	Manitoulin 15.560%, 11/1/20283	9,824,000
3,000,0002	Nightingale Ltd. Series 2021-1 LF, 15.938%, 4/1/20283	3,760,318
8,000,0002	Salis 16.064%, 11/19/20293	10,158,072
10,000,000	Santander Bank Auto Credit-Linked Notes Series Series 2023-A, Class F, 13.752%, 6/15/20334,7	10,301,210
3,000,000	Series 2023-A, Class G, 24.695%, 6/15/20334,7	3,054,300
14,000,000	St. Lawrence Corp. Series 2023-1X, Class MEZZ, 15.050% (SOFR Rate+975 basis points), 5/25/20333,4,5	14,000,000
9,000,0002	Vale Securities Finance Series 2023-1B, Class B, 13.425% (3-Month Euribor+0 basis points), 7/28/20323,4,5,6	9,709,785
	TOTAL ASSET-BACKED SECURITIES (Cost $162,995,384)	163,279,023

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Principal Amount1		Value
	BANK LOANS – 8.8%
5,094,386	Advantage Capital Holdings, LLC 0.000% Cash, 12.500% PIK6,8	$5,421,757
2,677,584	8.000% Cash, 5.000% PIK, 4/14/20276,8	2,627,513
5,000,000	Antares Loan Funding – Class C 12.318%, 2/17/2032	5,000,000
299,436	BJ Services 18.600%6,9	275,481
7,000,000	Black Rifle Coffee Company, LLC 13.869%, 8/10/20286	6,860,000
7,500,000	CherCo, LLC 14.478%, 9/1/20256	7,425,000
25,000,000	CIRE Alto OpCo, LLC 10.800%, 11/29/20246	25,000,000
17,719,630	Florida Marine 15.241%, 3/17/20286	17,985,425
3,325,000	GH Group, Inc. 16.500%, 11/30/20266	3,192,000
5,075,098	IFit, Inc. 14.074%, 2/24/20276,8	4,846,719
6,391,359	Lucky Bucks Holdings, LLC 0.000% Cash, 12.500% PIK, 5/29/20286,8,9	—
199,493	Premier Brands Group Holdings, LLC 14.413%, 3/20/20266	196,501
10,307,391	Shryne Group, Inc. 17.000% Cash, 1.000% PIK, 5/26/20266,8	10,358,928
5,457,644	Steward Health Care System, LLC 16.180%, 6/30/20246	5,457,644
20,866,341	21.250%, 12/31/20276,8	19,823,024
8,594,568	Stronghold Digital Mining, Inc. 15.328%, 10/25/20256	8,422,677
8,757,397	TCW Fenix Topco, LLC 11.810%, 3/28/20296	8,492,048
2,076,847	Wellbore Integrity Solutions, LLC 9.822% Cash, 6.950% PIK, 12/31/20246,8	2,056,079
1,351,327	12.369%, 12/31/20246	1,351,326
	TOTAL BANK LOANS (Cost $140,020,673)	134,792,122

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Number of Shares		Value
	CLOSED-END FUNDS – 16.3%
567,120	BC Partners Lending Corp.10	$12,777,206
2,744,777	Cliffwater Corporate Lending Fund – Class I	28,957,403
7,027,912	Cliffwater Enhanced Lending Fund – Class I	75,198,661
20,559	Invesco Dynamic Credit Opportunities Fund – Class AX	228,002
2,071,833	Opportunistic Credit Interval Fund – Class I10	24,178,293
1,522,749	Palmer Square Capital BDC, Inc.10	24,805,579
697,900	Palmer Square Opportunistic Income Fund10	12,450,528
1,359,687	Pender Real Estate Credit Fund – Class I	13,651,258
1,501,178	Pomona Investment Fund LP	23,053,135
623,793	StepStone Private Markets – Class I	32,742,895
	TOTAL CLOSED-END FUNDS (Cost $235,697,662)	248,042,960
Principal Amount1
	COLLATERALIZED LOAN OBLIGATIONS – 19.3%
815,000	AIMCO CLO Series 2017-AA, Class DR, 8.729% (3-Month Term SOFR+341 basis points), 4/20/20344,5,7	807,726
1,000,000	ALM Ltd. Series 2020-1A, Class D, 11.576% (3-Month Term SOFR+626 basis points), 10/15/20294,5,7	1,000,629
7,000,000	Antares Loan Funding CLO 0.000%, 2/17/2032*,6	7,814,671
1,000,000	Apidos CLO Ltd. Series 2018-29A, Class D, 10.836% (3-Month Term SOFR+551 basis points), 7/25/20304,5,7	990,923
1,500,000	Series 2017-28A, Class C, 8.079% (3-Month Term SOFR+276 basis points), 1/20/20314,5,7	1,469,444
1,000,000	Series 2013-15A, Class ERR, 11.279% (3-Month Term SOFR+596 basis points), 4/20/20314,5,7	991,498
500,000	Series 2015-20A, Class DR, 11.276% (3-Month Term SOFR+596 basis points), 7/16/20314,5,7	487,690
500,000	Series XXXA, Class D, 11.160% (3-Month Term SOFR+586 basis points), 10/18/20314,5,7	495,287
1,000,000	Series 2023-44A, Class E, 13.574% (3-Month Term SOFR+825 basis points), 4/26/20354,5,7	1,010,951
1,000,000	Series 2023-45A, Class E, 13.724% (3-Month Term SOFR+840 basis points), 4/26/20364,5,7	1,025,279

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Principal Amount1		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
1,000,000	Ares CLO Ltd. Series 2018-47A, Class D, 8.276% (3-Month Term SOFR+296 basis points), 4/15/20304,5,7	$997,730
850,000	Series 2018-50A, Class D, 8.476% (3-Month Term SOFR+316 basis points), 1/15/20324,5,7	843,767
907,904	0.000%, 7/11/20336	973,842
1,500,000	Assurant CLO Ltd. Series 2017-1A, Class ER, 12.779% (3-Month Term SOFR+746 basis points), 10/20/20344,5,7	1,410,898
1,000,000	Atrium, LLC Series 14A, Class D, 8.526% (3-Month Term SOFR+321 basis points), 8/23/20304,5,7	995,000
1,000,000	Bain Capital Credit CLO Ltd. Series 2018-1A, Class D, 8.277% (3-Month Term SOFR+296 basis points), 4/23/20314,5,7	988,190
750,000	Barings CLO Ltd. Series 2017-1A, Class E, 11.560% (3-Month Term SOFR+626 basis points), 7/18/20294,5,7	751,524
1,500,000	Bean Creek CLO Ltd. Series 2015-1A, Class DR, 8.329% (3-Month Term SOFR+301 basis points), 4/20/20314,5,7	1,489,713
500,000	Benefit Street Partners CLO Ltd. Series 2015-8A, Class DR, 11.179% (3-Month Term SOFR+586 basis points), 1/20/20314,5,7	472,081
1,500,000	Series 2018-5BA, Class C, 8.509% (3-Month Term SOFR+319 basis points), 4/20/20314,5,7	1,499,970
1,250,000	Series 2019-17A, Class DR, 8.926% (3-Month Term SOFR+361 basis points), 7/15/20324,5,7	1,257,315
1,000,000	Series 2021-23A, Class E, 12.396% (3-Month Term SOFR+707 basis points), 4/25/20344,5,7	1,002,530
4,000,000	BFNS, LLC Series 2022-1A, Class C, 7.000%, 7/10/20354,5,7	3,366,836
1,825,000	Bristol Park CLO Ltd. Series 2016-1A, Class ER, 12.576% (3-Month Term SOFR+726 basis points), 4/15/20294,5,7	1,805,540
750,000	Bryant Park Funding Ltd. Series 2023-21A, Class E, 13.955% (3-Month Term SOFR+847 basis points), 10/18/20364,5,7	771,406
1,000,000	Carbone CLO Ltd. Series 2017-1A, Class C, 8.179% (3-Month Term SOFR+286 basis points), 1/20/20314,5,7	997,500
1,800,000	Carlyle Global Market Strategies CLO Ltd. Series 2014-4RA, Class C, 8.476% (3-Month Term SOFR+316 basis points), 7/15/20304,5,7	1,761,551

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Principal Amount1		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
1,000,000	Series 2014-3RA, Class C, 8.531% (3-Month Term SOFR+321 basis points), 7/27/20314,5,7	$983,385
1,000,000	Series 2015-4A, Class CR, 9.279% (3-Month Term SOFR+396 basis points), 7/20/20324,5,7	1,000,003
1,000,000	Carlyle U.S. CLO Ltd. Series 2017-2A, Class C, 9.279% (3-Month Term SOFR+396 basis points), 7/20/20314,5,7	986,315
520,000	Catamaran CLO Ltd. Series 2018-1A, Class D, 9.236% (3-Month Term SOFR+391 basis points), 10/25/20314,5,7	517,182
1,100,000	Catskill Park CLO Ltd. Series 2017-1A, Class D, 11.579% (3-Month Term SOFR+626 basis points), 4/20/20294,5,7	1,097,915
1,000,000	CIFC Funding Ltd. Series 2018-2A, Class D, 11.429% (3-Month Term SOFR+611 basis points), 4/20/20314,5,7	1,003,717
1,000,000	Series 2018-3A, Class D, 8.410% (3-Month Term SOFR+311 basis points), 7/18/20314,5,7	1,006,014
600,000	Series 2016-1A, Class D2RR, 9.829% (3-Month Term SOFR+451 basis points), 10/21/20314,5,7	598,550
1,000,000	Series 2014-3A, Class DR2, 8.979% (3-Month Term SOFR+366 basis points), 10/22/20314,5,7	997,527
750,000	Deer Creek CLO Ltd. Series 2017-1A, Class E, 11.929% (3-Month Term SOFR+661 basis points), 10/20/20304,5,7	756,239
1,000,000	Dewolf Park CLO Ltd. Series 2017-1A, Class DR, 8.426% (3-Month Term SOFR+311 basis points), 10/15/20304,5,7	991,532
750,000	Dryden Senior Loan Fund Series 2013-30A, Class DR, 8.169% (3-Month Term SOFR+286 basis points), 11/15/20284,5,7	741,042
1,500,000	Series 2013-26A, Class DR, 8.276% (3-Month Term SOFR+296 basis points), 4/15/20294,5,7	1,488,921
1,000,000	Series 2014-36A, Class DR3, 9.266% (3-Month Term SOFR+395 basis points), 4/15/20294,5,7	1,008,983
1,270,000	Series 2017-49A, Class DR, 8.960% (3-Month Term SOFR+366 basis points), 7/18/20304,5,7	1,266,546
1,000,000	Series 2022-106A, Class D, 11.014% (3-Month Term SOFR+570 basis points), 10/15/20354,5,7	1,019,133
750,000	Flatiron CLO Ltd. Series 2023-1A, Class D, 10.567% (3-Month Term SOFR+525 basis points), 4/17/20364,5,7	767,340
1,000,000	Series 2023-2A, Class D, 10.055% (3-Month Term SOFR+485 basis points), 1/15/20374,5,7	1,020,252

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Principal Amount1		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
1,000,000	Series 2023-2A, Class E, 13.035% (3-Month Term SOFR+783 basis points), 1/15/20374,5,7	$1,014,047
1,000,000	Galaxy CLO Ltd. Series 2015-21A, Class DR, 8.229% (3-Month Term SOFR+291 basis points), 4/20/20314,5,7	997,500
750,000	Series 2018-27A, Class E, 11.367% (3-Month Term SOFR+604 basis points), 5/16/20314,5,7	751,890
1,000,000	Generate CLO Ltd. Series 2A, Class DR, 8.179% (3-Month Term SOFR+286 basis points), 1/22/20314,5,7	998,903
500,000	Series 6A, Class ER, 12.379% (3-Month Term SOFR+706 basis points), 1/22/20354,5,7	488,237
1,000,000	Series 2023-12A, Class E, 13.718% (3-Month Term SOFR+840 basis points), 7/20/20364,5,7	1,026,945
1,500,000	Harbor Park CLO Ltd. Series 2018-1A, Class D, 8.479% (3-Month Term SOFR+316 basis points), 1/20/20314,5,7	1,475,070
1,000,000	HPS Loan Management Ltd. Series 8A-2016, Class DR, 8.479% (3-Month Term SOFR+316 basis points), 7/20/20304,5,7	994,828
1,000,000	Invesco U.S. CLO Ltd. Series 2023-3A, Class E, 13.579% (3-Month Term SOFR+816 basis points), 7/15/20364,5,7	1,026,466
13,500,000	Kohlberg CLO 0.000%, 12/28/20336	13,934,870
1,000,000	Magnetite CLO Ltd. Series 2018-20A, Class E, 10.929% (3-Month Term SOFR+561 basis points), 4/20/20314,5,7	1,006,162
1,500,000	Series 2022-35A, Class ER, 12.575% (3-Month Term SOFR+725 basis points), 10/25/20364,5,7	1,525,833
7,000,000	MCF CLO Ltd. Series 2018-1A, Class SUB, 0.000%, 7/18/20304,7,11	5,785,284
2,950,000	Series 2019-1A, Class ER, 13.542% (3-Month Term SOFR+0 basis points), 4/17/20364,5,6,7	2,920,500
750,000	Morgan Stanley Eaton Vance CLO Ltd. Series 2023-19A, Class E, 14.218% (3-Month Term SOFR+890 basis points), 7/20/20364,5,7	770,124
16,084,782	Mount Logan Funding LP Series 2018-1A, Class SUBR, 0.000%, 1/22/20334,7,11	11,810,122
1,000,000	Mountain View CLO Ltd. Series 2019-2A, Class D, 9.946% (3-Month Term SOFR+463 basis points), 1/15/20334,5,7	997,599
500,000	Neuberger Berman CLO Ltd. Series 2018-27A, Class D, 8.176% (3-Month Term SOFR+286 basis points), 1/15/20304,5,7	499,568

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Principal Amount1		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
500,000	New Mountain CLO Ltd. Series CLO-4A, Class D, 10.818% (3-Month Term SOFR+550 basis points), 4/20/20364,5,7	$513,365
750,000	Series CLO-4A, Class E, 13.468% (3-Month Term SOFR+815 basis points), 4/20/20364,5,7	768,805
1,000,000	Newark BSL CLO Ltd. Series 2017-1A, Class CR, 8.736% (3-Month Term SOFR+341 basis points), 7/25/20304,5,7	992,915
700,000	OCP CLO Ltd. Series 2014-5A, Class DR, 11.286% (3-Month Term SOFR+596 basis points), 4/26/20314,5,7	635,242
1,000,000	Series 2020-8RA, Class C, 9.328% (3-Month Term SOFR+401 basis points), 1/17/20324,5,7	993,913
1,000,000	Octagon Investment Partners Ltd. Series 2012-1A, Class CRR, 9.476% (3-Month Term SOFR+416 basis points), 7/15/20294,5,7	1,000,453
1,000,000	Series 2014-1A, Class DRR, 8.329% (3-Month Term SOFR+301 basis points), 1/22/20304,5,7	992,500
1,000,000	Series 2013-1A, Class DR2, 8.086% (3-Month Term SOFR+276 basis points), 1/25/20314,5,7	982,577
750,000	Series 2022-1A, Class D1, 10.318% (3-Month Term SOFR+500 basis points), 10/20/20354,5,7	755,613
800,000	OSD CLO Ltd. Series 2023-27A, Class E, 13.564% (3-Month Term SOFR+825 basis points), 4/16/20354,5,7	803,846
1,500,000	OZLM Ltd. Series 2017-21A, Class C, 8.249% (3-Month Term SOFR+293 basis points), 1/20/20314,5,7	1,496,704
1,000,000	Series 2014-6A, Class CS, 8.708% (3-Month Term SOFR+339 basis points), 4/17/20314,5,7	993,906
900,000	Series 2014-6A, Class DS, 11.628% (3-Month Term SOFR+631 basis points), 4/17/20314,5,7	859,928
2,975,0002	Palmer Square European Loan Funding Series 2022-1X, Class SUB, 0.000%, 10/15/20314,10,11	2,216,703
4,000,0002	Series 2022-2X, Class SUB, 0.000%, 10/15/20314,10,11	3,462,367
4,000,0002	Series 2022-3X, Class SUB, 0.000%, 4/12/20324,6,10,11	—
7,100,0002	Series 2023-1A, Class SUB, 0.000%, 11/15/2032*,4,7,10,11	7,241,452
3,700,0002	Series 2023-1X, Class E, 10.431% (3-Month Euribor+653 basis points), 11/15/20324,5,10	4,006,090
8,325,0002	Series 2023-2X, Class SUB, 0.000%, 1/15/2033*,4,10,11	7,844,135
8,200,0002	Series 2023-3X, Class SUB, 0.000%, 5/15/2033*,4,10,11	8,917,676
10,575,0002	Series 2024-1X, Class SUB, 0.000%, 8/15/2033*,4,6,10,11	11,408,998
2,500,0002	Series 2021-2X, Class SUB, 0.000%, 4/15/20354,10,11	1,871,788
10,000,0002	Series 2023-1X, Class SUB, 0.000%, 7/15/2036*,4,10,11	9,656,589

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Principal Amount1		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
11,000,0002	Series 2023-2X, Class SUB, 0.000%, 10/15/2036*,4,10,11	$11,899,174
1,250,000	Palmer Square Loan Funding Ltd. Series 2020-1A, Class SUB, 0.000%, 2/20/20284,6,7,10,11	—
2,250,000	Series 2020-4A, Class SUB, 0.000%, 11/25/20284,7,10,11	659,475
1,250,000	Series 2021-1A, Class SUB, 0.000%, 4/20/20294,7,10,11	977,672
2,150,000	Series 2021-2A, Class SUB, 0.000%, 5/20/20294,7,10,11	1,346,350
1,500,000	Series 2021-3A, Class SUB, 0.000%, 7/20/20294,7,10,11	998,834
3,100,000	Series 2021-4A, Class SUB, 0.000%, 10/15/20294,7,10,11	2,052,130
5,235,000	Series 2022-1A, Class SUB, 0.000%, 4/15/20304,7,10,11	3,735,709
6,000,000	Series 2022-2A, Class SUB, 0.000%, 10/15/20304,7,10,11	4,479,406
1,250,000	Series 2022-5I, Class SUB, 0.000%, 1/15/20314,6,10,11	—
6,250,000	Series 2022-3A, Class SUB, 0.000%, 4/15/20314,7,10,11	6,156,397
4,675,000	Series 2023-1A, Class SUB, 0.000%, 7/20/2031*,4,7,10,11	5,038,573
3,875,000	Series 2023-1A, Class D, 13.318% (3-Month Term SOFR+800 basis points), 7/20/20314,5,7,10	3,893,508
8,050,000	Series 2022-4A, Class SUB, 0.000%, 7/24/2031*,4,7,10,11	7,709,646
3,700,000	Series 2022-4A, Class D, 12.609% (3-Month Term SOFR+729 basis points), 7/24/20314,5,7,10	3,688,557
6,600,000	Series 2023-2A, Class SUB, 0.000%, 1/25/2032*,4,7,10,11	6,745,442
12,750,000	Series 2023-4A, Class SUB, 0.000%, 10/20/2033*,4,7,10,11	12,874,696
4,000,000	Series 2023-1A, Class SUB, 0.000%, 1/20/20364,7,10,11	3,986,641
9,500,000	Series 2023-2A, Class SUB, 0.000%, 4/20/2036*,4,7,10,11	8,769,909
8,000,000	Series 2023-3A, Class SUB, 0.000%, 1/20/2037*,4,7,10,11	8,044,663
13,760,000	Series 2024-1A, Class SUB, 0.000%, 4/15/2037*,4,7,10,11	13,446,536
1,000,000	Post CLO Ltd. Series 2024-1A, Class E, 12.072% (3-Month Term SOFR+680 basis points), 4/20/20374,5,7	991,352
1,000,000	Regatta Funding Ltd. Series 2018-4A, Class C, 8.886% (3-Month Term SOFR+356 basis points), 10/25/20314,5,7	995,122
1,000,000	Series 2023-2A, Class D, 10.478% (3-Month Term SOFR+525 basis points), 1/25/20374,5,7	1,028,126
750,000	RR Ltd. Series 2018-4A, Class C, 8.526% (3-Month Term SOFR+321 basis points), 4/15/20304,5,7	748,369
1,750,000	Series 2018-5A, Class C, 8.676% (3-Month Term SOFR+336 basis points), 10/15/20314,5,7	1,753,911
825,000	Shackleton CLO Ltd. Series 2015-7RA, Class D, 8.906% (3-Month Term SOFR+359 basis points), 7/15/20314,5,7	817,777
3,057,623	Silver Point Loan Funding, LLC 0.000%, 10/20/20336	3,182,840

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Principal Amount1		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
1,500,000	Sound Point CLO Ltd. Series 2017-3A, Class C, 8.579% (3-Month Term SOFR+326 basis points), 10/20/20304,5,7	$1,473,704
625,000	Symphony CLO Ltd. Series 2018-19A, Class D, 8.126% (3-Month Term SOFR+281 basis points), 4/16/20314,5,7	614,481
1,500,000	Texas Debt Capital CLO Ltd. Series 2023-2A, Class E, 12.978% (3-Month Term SOFR+766 basis points), 7/21/20354,5,7	1,512,857
500,000	Voya CLO Ltd. Series 2013-1A, Class CR, 8.526% (3-Month Term SOFR+321 basis points), 10/15/20304,5,7	489,805
1,250,000	Series 2014-1A, Class CR2, 8.360% (3-Month Term SOFR+306 basis points), 4/18/20314,5,7	1,202,601
1,000,000	Series 2018-2A, Class D, 8.326% (3-Month Term SOFR+301 basis points), 7/15/20314,5,7	974,185
1,250,500	Series 2019-2A, Class D, 9.279% (3-Month Term SOFR+396 basis points), 7/20/20324,5,7	1,242,535
	TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $301,496,687)	294,700,583
	COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
380,724	CHL Mortgage Pass-Through Trust Series 2004-29, Class 1X, 0.389%, 2/25/20354,11,12	4
4,552	Connecticut Avenue Securities Trust Series 2019-R01, Class 2M2, 7.885% (30-Day SOFR Average+256 basis points), 7/25/20314,5,7	4,564
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,576)	4,568
Number of Shares
	COMMON STOCKS – 1.1%
	BROADCAST SERVICES/PROGRAMS – 0.0%
9,923	TEGNA, Inc.13	148,250
	COMMERCIAL BANKS-EASTERN US – 0.0%
16,773	Lakeland Bancorp, Inc.13	202,953
	FOOD-RETAIL – 0.1%
23,798	Misfits Market, Inc.6	885,047
	GAMING & ENTERTAINMENT – 0.2%
5,182	Epic Games, Inc.6	2,228,260
	HUMAN RESOURCES – 0.1%
8,146	Workrise Technologies, Inc.6	923,186
	MEDICAL-OUTPATIENT/HOME MEDICAL – 0.0%
5,880	Amedisys, Inc.*,13	541,901

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS – 0.7%
1,456	Ace Global Business Acquisition Ltd.*,14	$17,552
1,774	Achari Ventures Holdings Corp. I*	19,549
42,500	Acri Capital Acquisition Corp.*	475,575
39,796	Aimei Health Technology Co., Ltd.*,14	406,715
18,482	Alchemy Investments Acquisition Corp. I*,14	195,724
1,489	Alpha Star Acquisition Corp.*,14	16,826
19,429	Alphatime Acquisition Corp.*,14	212,748
24,475	AlphaVest Acquisition Corp.*,14	267,512
19,609	Aquaron Acquisition Corp.*	212,169
42,210	Ares Acquisition Corp. II*,14	446,160
26,811	Bayview Acquisition Corp. – Class A*,14	270,255
16,328	Bellevue Life Sciences Acquisition Corp.*	174,057
35,000	Bowen Acquisition Corp.*,14	366,800
45,000	Churchill Capital Corp. VII – Class A*	481,500
19,797	Colombier Acquisition Corp. II – Class A*,14	203,315
23,028	ESH Acquisition Corp. – Class A*	238,800
12,228	Everest Consolidator Acquisition Corp.*	136,587
21,190	ExcelFin Acquisition Corp. – Class A*	231,819
20,000	FutureTech II Acquisition Corp. – Class A*	222,000
23,181	Global Lights Acquisition Corp.*,14	235,983
1,763	Globalink Investment, Inc.*	19,305
20,342	Haymaker Acquisition Corp. IV*,14	211,964
19,947	Horizon Space Acquisition I Corp.*,14	217,023
14,391	Hudson Acquisition I Corp.*	152,257
61,243	InFinT Acquisition Corp. – Class A*,14	701,232
38,726	Inflection Point Acquisition Corp. II – Class A*,14	405,461
1,962	Integrated Rail and Resources Acquisition Corp. – Class A*	21,484
2,354	Integrated Wellness Acquisition Corp. – Class A*,14	26,647
162,277	Iron Horse Acquisition Corp.	1,620,336
1,748	Kairous Acquisition Corp. Ltd.*,14	20,399
45,622	Nabors Energy Transition Corp. II – Class A*,14	474,469
27,670	Newbury Street Acquisition Corp.*	298,559
2,282	Nocturne Acquisition Corp.	26,585
2,885	OceanTech Acquisitions I Corp.	32,947
15,561	Papaya Growth Opportunity Corp. I – Class A*	168,370
18,409	Plutonian Acquisition Corp.*	197,529
19,479	Qomolangma Acquisition Corp.*	212,321

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
11,890	Quetta Acquisition Corp.*	$121,040
20,023	Redwoods Acquisition Corp.	220,653
19,239	RF Acquisition Corp. – Class A*	207,974
52,326	Screaming Eagle Acquisition Corp. – Class A*,14	559,888
11,894	Spark I Acquisition Corp.*,14	122,032
15,965	TenX Keane Acquisition – Class A*,14	176,733
27,573	Trailblazer Merger Corp. I*	293,101
2,396	Tristar Acquisition I Corp. – Class A*,14	26,260
		11,366,215
	TOTAL COMMON STOCKS (Cost $16,063,505)	16,295,812
Principal Amount2
	CORPORATE BONDS – 2.7%
	INVESTMENT COMPANIES – 2.7%
1,000,000	Bain Capital Specialty Finance, Inc. 2.950%, 3/10/20264	939,748
2,000,000	Barings BDC, Inc. 7.000%, 2/15/20294	1,983,918
	Blackstone Private Credit Fund
2,135,377	2.625%, 12/15/20264	1,950,097
490,000	3.250%, 3/15/20274	452,802
	Blue Owl Capital Corp.
3,000,000	3.750%, 7/22/20254,13	2,911,884
1,000,000	3.400%, 7/15/20264	942,693
500,000	2.875%, 6/11/20284	442,433
	Blue Owl Capital Corp. II
222,000	4.625%, 11/26/20244,7	219,813
1,000,000	8.450%, 11/15/20264,7	1,030,522
2,510,000	Blue Owl Capital Corp. III 3.125%, 4/13/20274	2,288,517
	Blue Owl Credit Income Corp.
1,000,000	5.500%, 3/21/2025	993,070
158,000	7.750%, 9/16/20274	162,029
2,000,000	7.950%, 6/13/20284,7	2,075,862
	Blue Owl Technology Finance Corp.
3,000,000	6.750%, 6/30/20254,7	2,978,988
1,000,000	4.750%, 12/15/20254,7	961,817
2,000,000	6.750%, 4/4/20294,7	1,977,324

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Principal Amount2		Value
	CORPORATE BONDS (Continued)
	INVESTMENT COMPANIES (Continued)
40,000	Capital Southwest Corp. 3.375%, 10/1/20264	$35,931
	Franklin BSP Lending Corp.
1,000,000	4.850%, 12/15/20247	981,600
152,000	3.250%, 3/30/20264	142,199
	FS KKR Capital Corp.
800,000	4.625%, 7/15/20244	796,673
600,000	1.650%, 10/12/2024	586,088
1,500,000	4.125%, 2/1/20254	1,475,196
2,000,000	2.625%, 1/15/20274	1,815,854
	Golub Capital BDC, Inc.
1,000,000	3.375%, 4/15/20244	999,538
2,200,000	2.050%, 2/15/20274	1,960,913
500,000	Main Street Capital Corp. 6.950%, 3/1/20294	508,489
	MidCap Financial Investment Corp.
1,659,000	5.250%, 3/3/2025	1,626,339
605,000	4.500%, 7/16/20264	564,124
3,500,000	New Mountain Finance Corp. 6.875%, 2/1/20294	3,464,622
	Oaktree Specialty Lending Corp.
1,000,000	2.700%, 1/15/20274	905,144
3,000,000	7.100%, 2/15/20294	3,102,672
500,000	Sixth Street Specialty Lending, Inc. 3.875%, 11/1/20244	493,812
		41,770,711
	TOTAL CORPORATE BONDS (Cost $40,991,386)	41,770,711
Number of Shares
	MUTUAL FUNDS – 4.6%
2,092,463	Driehaus Event Driven Fund10	26,406,891
3,094,777	Glenmede Secured Options Portfolio – Class Institutional10	43,852,986
	TOTAL MUTUAL FUNDS (Cost $67,500,000)	70,259,877
	PREFERRED STOCKS – 0.8%
	CLOSED-END FUNDS – 0.1%
10,000	Eagle Point Credit Co., Inc. 8.000%, 1/31/20294	249,600

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	CLOSED-END FUNDS (Continued)
30,000	Eagle Point Income Co., Inc. 8.000%, 4/30/20294	$741,000
		990,600
	CONSUMER STAPLES – 0.2%
83,287	Misfits Market, Inc. – Series A-1 0.000%6,15	3,539,697
	FINANCIALS – 0.5%
27,000	Chime Financial, Inc. – Series A 0.000%6,15	528,930
210,870	Chime Financial, Inc. – Series B 0.000%6,15	4,130,943
91,247	MidCap Financial Investment Corp. 8.000%, 12/15/20284	2,314,937
20,000	New Mountain Finance Corp. 8.250%, 11/15/20284	516,400
		7,491,210
	TECHNOLOGY – 0.0%
4,873	Workrise Technologies, Inc. – Series A 0.000%6,15	565,268
	TOTAL PREFERRED STOCKS (Cost $12,350,250)	12,586,775
	PRIVATE INVESTMENT FUNDS – 18.7%
N/A16	Arlington Capital Partners VI LP	1,346,614
N/A16	Blue Owl Real Estate Net Lease Property Fund	29,497,154
N/A16	DSC Meridian Credit Opportunities Onshore Fund LP6	32,365,402
N/A16	Eisler Capital Multi Strategy Fund LP6	30,459,575
N/A16	HS Investments V F LP	335,783
N/A16	Hudson Bay Fund LP6	9,735,036
N/A16	Linden Investors LP6	20,926,960
N/A16	Nuveen Real Estate U.S. Cities Industrial Fund LP6	7,629,352
N/A16	Nuveen Real Estate U.S. Cities Multifamily Fund LP6	7,104,681
N/A16	Old Orchard Credit Fund LP6	23,043,845
N/A16	Point72 Capital LP6	31,059,787
N/A16	Quiet SPV R9 LP	5,763,725
N/A16	Quiet T1 LP	1,963,497
N/A16	Rivernorth Capital Partners LP6,10	18,260,442
N/A16	Savory Fund III Blocked LP	1,000,000
N/A16	Seer Capital Partners Fund LP	2,729,416
N/A16	Seer Capital Regulatory Capital Relief Fund	7,000,000

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Number of Shares		Value
	PRIVATE INVESTMENT FUNDS (Continued)
N/A16	TCW Direct Lending VIII, LLC	$29,590,637
N/A16	Walleye Opportunities Fund LP6	20,324,513
N/A16	Whitehawk IV-Plus Onshore Fund LP	5,389,637
	TOTAL PRIVATE INVESTMENT FUNDS (Cost $264,064,189)	285,526,056
	REAL ESTATE INVESTMENT TRUSTS – 8.9%
1,093,426	Bailard Real Estate Investment Trust, Inc.	33,721,256
N/A16	CIRE Real Estate Investment Trust, Inc.	61,167,818
1,434,984	Invesco Real Estate Income Trust, Inc. – Class I6,10	40,069,016
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $137,319,889)	134,958,090
	RIGHTS – 0.0%
481	ABIOMED, Inc., Expiration Date: December 30, 2029*,6,13	491
4,393	AIB Acquisition Corp., Expiration Date: March 31, 2024*,14	488
39,796	Aimei Health Technology Co., Ltd., Expiration Date: December 4, 2024*	7,223
1,489	Alpha Star Acquisition Corp., Expiration Date: April 1, 2024*,14	149
19,429	Alphatime Acquisition Corp., Expiration Date: May 14, 2024*,14	2,176
24,475	AlphaVest Acquisition Corp., Expiration Date: May 21, 2024*,14	1,929
19,609	Aquaron Acquisition Corp., Expiration Date: May 14, 2024*	3,433
26,811	Bayview Acquisition Corp., Expiration Date: May 17, 2024*,14	2,949
16,328	Bellevue Life Sciences Acquisition Corp., Expiration Date: May 22, 2024*	2,221
35,000	Bowen Acquisition Corp., Expiration Date: November 26, 2026*,14	3,850
1,207	Breeze Holdings Acquisition Corp., Expiration Date: May 24, 2027*	229
31,924	Distoken Acquisition Corp., Expiration Date: April 21, 2024*,14	2,586
23,028	ESH Acquisition Corp., Expiration Date: July 20, 2024*	1,865
1,765	Financial Strategies Acquisition Corp., Expiration Date: March 28, 2024*	18
23,181	Global Lights Acquisition Corp., Expiration Date: December 3, 2024*,14	6,479
1,763	Globalink Investment, Inc., Expiration Date: April 14, 2024*	144
23,908	Goldenstone Acquisition Ltd., Expiration Date: July 11, 2024*	2,080
19,947	Horizon Space Acquisition I Corp., Expiration Date: June 19, 2024*,14	1,596
14,391	Hudson Acquisition I Corp., Expiration Date: May 14, 2024*	3,329
162,277	Iron Horse Acquisition Corp., Expiration Date: February 27, 2025*	30,833
1,748	Kairous Acquisition Corp. Ltd., Expiration Date: April 15, 2024*,14	143
25,305	Mars Acquisition Corp., Expiration Date: May 14, 2024*,14	5,238
20,035	Metal Sky Star Acquisition Corp., Expiration Date: June 27, 2024*,14	1,276

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Number of Shares		Value
	RIGHTS (Continued)
1,689	Mountain Crest Acquisition Corp. V, Expiration Date: October 13, 2024*	$217
2,282	Nocturne Acquisition Corp., Expiration Date: April 15, 2024*,14	374
3,780	NorthView Acquisition Corp., Expiration Date: May 16, 2024*	567
18,409	Plutonian Acquisition Corp., Expiration Date: April 15, 2024*	3,148
19,479	Qomolangma Acquisition Corp., Expiration Date: May 12, 2024*	1,755
1,189	Quetta Acquisition Corp., Expiration Date: May 31, 2024*	1,201
20,023	Redwoods Acquisition Corp., Expiration Date: April 9, 2024*	4,445
19,239	RF Acquisition Corp., Expiration Date: May 27, 2024*	1,755
15,965	TenX Keane Acquisition, Expiration Date: May 15, 2024*,14	2,909
27,573	Trailblazer Merger Corp. I, Expiration Date: May 13, 2024*	2,057
1,805	Viveon Health Acquisition Corp., Expiration Date: July 31, 2024*	90
3,680	Welsbach Technology Metals Acquisition Corp., Expiration Date: June 19, 2024*	276
	TOTAL RIGHTS (Cost $491)	99,519
	UNITS – 0.3%
	SPECIFIED PURPOSE ACQUISITIONS – 0.3%
126,024	Black Hawk Acquisition Corp.	1,279,144
160,000	DT Cloud Acquisition Corp.*,14	1,625,600
47,773	IB Acquisition Corp.	477,969
62,700	JVSPAC Acquisition Corp.*,14	644,556
117,247	Legato Merger Corp. III*,14	1,188,298
		5,215,567
	TOTAL UNITS (Cost $5,174,253)	5,215,567
	WARRANTS – 0.1%
19,983	Able View Global, Inc., Expiration Date: May 15, 2028*,14	807
1,456	Ace Global Business Acquisition Ltd., Expiration Date: December 31, 2027*,14	32
1,774	Achari Ventures Holdings Corp. I, Expiration Date: October 15, 2026*	37
287	Advantage Capital Holdings, LLC, Expiration Date: January 28, 2025*,6	928,353
1,341	Aeries Technology, Inc., Expiration Date: October 20, 2026*,14	67
2,211	AGBA Group Holding Ltd., Expiration Date: May 10, 2024*,14	35
9,241	Alchemy Investments Acquisition Corp. I, Expiration Date: June 26, 2028*,14	1,756
1,489	Alpha Star Acquisition Corp., Expiration Date: December 13, 2026*,14	15
19,429	Alphatime Acquisition Corp., Expiration Date: January 17, 2028*,14	519

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Number of Shares		Value
	WARRANTS (Continued)
733	AltEnergy Acquisition Corp., Expiration Date: November 2, 2028*	$39
21,105	Ares Acquisition Corp. II, Expiration Date: June 12, 2028*,14	3,904
522	Atlantic Coastal Acquisition Corp. II, Expiration Date: June 2, 2028*	28
885	Ault Disruptive Technologies Corp., Expiration Date: June 20, 2028*	8
923	Australian Oilseed, Expiration Date: March 21, 2029*	46
68	Banzai International, Inc., Expiration Date: December 31, 2026*	1
1,469	Battery Future Acquisition Corp., Expiration Date: May 26, 2028*,14	52
16,328	Bellevue Life Sciences Acquisition Corp., Expiration Date: February 10, 2028*	348
2,223	Beneficient, Expiration Date: June 7, 2028*	15
870	Binah Capital Group, Expiration Date: June 7, 2028*	96
1,050	Bitfufu, Inc., Expiration Date: June 7, 2028*	393
195	Blockchain Coinvestors Acquisition Corp. I, Expiration Date: November 1, 2028*,14	8
1,544	Blue Ocean Acquisition Corp., Expiration Date: October 21, 2028*,14	24
310	Brand Engagement Network, Inc., Expiration Date: March 14, 2029*	37
1,207	Breeze Holdings Acquisition Corp., Expiration Date: May 25, 2027*	1,521
1,466	Cactus Acquisition Corp. I Ltd., Expiration Date: October 29, 2026*,14	73
323	Cero Therapeutics Holdings, Inc., Expiration Date: February 14, 2029*	29
5,454,545	CherCo, LLC, Expiration Date: August 31, 2032*,6	272,727
21,813	Churchill Capital Corp. VII, Expiration Date: February 29, 2028*	6,980
2,030	Coeptis Therapeutics Holdings, Expiration Date: October 31, 2025*	52
6,599	Colombier Acquisition Corp. II, Expiration Date: December 31, 2028*,14	3,036
968	Comera Life Sciences Holdings, Inc., Expiration Date: May 19, 2027*	1
13,333	Concord Acquisition Corp. II, Expiration Date: December 31, 2028*	1,484
117	Corner Growth Acquisition Corp., Expiration Date: December 31, 2027*,14	18
935	Corner Growth Acquisition Corp. 2, Expiration Date: June 17, 2026*,14	47
1,380	Critical Metals Corp., Expiration Date: June 6, 2028*,14	221
9,833	Denali Capital Acquisition Corp., Expiration Date: April 7, 2027*,14	305
637	Digital Health Acquisition Corp., Expiration Date: November 4, 2028*	108
31,924	Distoken Acquisition Corp., Expiration Date: March 30, 2028*,14	607
9,836	dMY Squared Technology Group, Inc., Expiration Date: November 21, 2027*	1,033

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Number of Shares		Value
	WARRANTS (Continued)
1,464	Euda Health Holdings Ltd., Expiration Date: September 24, 2026*,14	$308
1,469	EVe Mobility Acquisition Corp, Expiration Date: December 31, 2028*,14	194
460	Everest Consolidator Acquisition Corp., Expiration Date: July 19, 2028*	60
296	ExcelFin Acquisition Corp., Expiration Date: October 21, 2026*	16
1,765	Financial Strategies Acquisition Corp., Expiration Date: March 31, 2028*	—17
795	Finnovate Acquisition Corp., Expiration Date: September 30, 2026*,14	17
1,228	FOXO Technologies, Inc., Expiration Date: August 1, 2027*	2
1,177	Genesis Growth Tech Acquisition Corp., Expiration Date: May 19, 2028*,14	15
280,000	Glass House Brands, Inc., Expiration Date: June 29, 2026*,14	315,280
534	Global Gas Corp., Expiration Date: October 29, 2027*	22
1,763	Globalink Investment, Inc., Expiration Date: December 3, 2026*	44
23,908	Goldenstone Acquisition Ltd., Expiration Date: July 15, 2026*	263
10,929	Gores Holdings IX, Inc., Expiration Date: January 14, 2029*	3,060
1,266	Gorilla Technology Group, Inc., Expiration Date: July 14, 2027*,14	100
10,171	Haymaker Acquisition Corp. IV, Expiration Date: September 12, 2028*,14	2,034
674	Healthcare AI Acquisition Corp., Expiration Date: December 14, 2026*,14	30
16,500	Hennessy Capital Investment Corp. VI, Expiration Date: December 31, 2027*	1,728
19,947	Horizon Space Acquisition I Corp., Expiration Date: January 26, 2028*,14	535
2,424	Hub Cyber Security Ltd., Expiration Date: February 27, 2028*,14	39
14,883	iCoreConnect, Inc., Expiration Date: May 14, 2028*	149
1,235,429	IFit, Inc., Expiration Date: February 24, 3030*,6	—
19,363	Inflection Point Acquisition Corp. II, Expiration Date: July 17, 2028*,14	2,904
981	Integrated Rail and Resources Acquisition Corp., Expiration Date: November 12, 2026*	5
1,177	Integrated Wellness Acquisition Corp., Expiration Date: October 31, 2028*,14	37
162,277	Iron Horse Acquisition Corp., Expiration Date: February 16, 2029*	5,047
10,018	Israel Acquisitions Corp., Expiration Date: February 28, 2028*,14	701
23,278	Jaws Mustang Acquisition Corp., Expiration Date: January 30, 2026*,14	5,005

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Number of Shares		Value
	WARRANTS (Continued)
874	Kairous Acquisition Corp. Ltd., Expiration Date: September 15, 2026*,14	$17
1,382	LAMF Global Ventures Corp. I, Expiration Date: November 11, 2026*,14	138
292	Learn CW Investment Corp., Expiration Date: December 31, 2028*,14	9
479	Maquia Capital Acquisition Corp., Expiration Date: December 31, 2027*	15
20,035	Metal Sky Star Acquisition Corp., Expiration Date: April 1, 2027*,14	196
940	MicroAlgo, Inc., Expiration Date: December 31, 2027*,14	470
2,925	MicroCloud Hologram, Inc., Expiration Date: January 31, 2028*,14	243
1,764	Montana Technologies Corp., Expiration Date: March 15, 2029*	924
142	Moringa Acquisition Corp., Expiration Date: February 10, 2026*,14	6
770	MSP Recovery, Inc., Expiration Date: February 14, 2026*	39
1,265	MultiMetaVerse Holdings Ltd., Expiration Date: March 15, 2027*,14	19
666	MultiSensor AI Holdings, Inc., Expiration Date: December 19, 2028*	34
22,811	Nabors Energy Transition Corp. II, Expiration Date: September 5, 2028*,14	2,509
27,873	Nature’s Miracle Holding, Inc., Expiration Date: March 12, 2029*	1,001
231	Near Intelligence, Inc., Expiration Date: July 8, 2027*	—17
9,699	New Horizon Aircraft Ltd., Expiration Date: April 3, 2028*,14	486
1,335	Newbury Street Acquisition Corp., Expiration Date: December 31, 2027*	56
577	NKGen Biotech, Inc., Expiration Date: October 2, 2028*	69
237	Northern Revival Acquisition Corp., Expiration Date: December 31, 2027*,14	5
1,890	NorthView Acquisition Corp., Expiration Date: August 2, 2027*	66
544	Nukkleus, Inc., Expiration Date: December 31, 2025*	36
1,061	Nvni Group Ltd., Expiration Date: November 1, 2028*,14	48
2,885	OceanTech Acquisitions I Corp., Expiration Date: May 10, 2026*	101
2,151	OneMedNet Corp., Expiration Date: December 31, 2028*	36
277	Onyx Acquisition Co. I, Expiration Date: November 30, 2028*,14	9
1,438	Osiris Acquisition Corp., Expiration Date: May 1, 2028*	29
522	Papaya Growth Opportunity Corp. I, Expiration Date: December 31, 2028*	26
18,409	Plutonian Acquisition Corp., Expiration Date: October 26, 2027*	552
479	Prenetics Global Ltd., Expiration Date: May 17, 2027*,14	5
1,990	Presto Automation, Inc., Expiration Date: September 21, 2027*	33
948	Priveterra Acquisition Corp. II, Expiration Date: January 7, 2027*	39
1,173	Project Energy Reimagined Acquisition Corp., Expiration Date: December 31, 2028*,14	176

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Number of Shares		Value
	WARRANTS (Continued)
873	ProSomnus, Inc., Expiration Date: April 20, 2028*	$15
19,479	Qomolangma Acquisition Corp., Expiration Date: November 23, 2027*	294
20,023	Redwoods Acquisition Corp., Expiration Date: March 15, 2027*	1,580
19,239	RF Acquisition Corp., Expiration Date: May 1, 2028*	250
419	Roadzen, Inc., Expiration Date: November 30, 2028*,14	39
833	Roth CH Acquisition Co., Expiration Date: December 10, 2026*	63
58	Roth CH Acquisition Co., Expiration Date: October 29, 2028*,14	1
862	Royalty Management Holding Corp., Expiration Date: May 28, 2026*	19
17,442	Screaming Eagle Acquisition Corp., Expiration Date: December 15, 2027*,14	8,241
1,693	SMX Security Matters PLC, Expiration Date: March 7, 2028*,14	17
644	Southland Holdings, Inc., Expiration Date: September 1, 2026*	285
881	Southport Acquisition Corp., Expiration Date: May 24, 2028*	5
5,947	Spark I Acquisition Corp., Expiration Date: November 27, 2028*,14	1,076
2,102	Spree Acquisition Corp. 1 Ltd., Expiration Date: December 22, 2028*,14	32
441	SunCar Technology Group, Inc., Expiration Date: May 18, 2028*,14	121
881	Swiftmerge Acquisition Corp., Expiration Date: June 17, 2028*,14	49
944	Syntec Optics Holdings, Inc., Expiration Date: November 8, 2026*	141
852	TG Venture Acquisition Corp., Expiration Date: August 15, 2028*	6
166	TLGY Acquisition Corp., Expiration Date: January 14, 2028*,14	3
1,198	Tristar Acquisition I Corp., Expiration Date: December 31, 2028*,14	83
126	Twelve Seas Investment Co. II, Expiration Date: March 2, 2028*	12
1,805	Viveon Health Acquisition Corp., Expiration Date: December 31, 2027*	11
916	Volato Group, Inc., Expiration Date: December 3, 2028*	137
430	XBP Europe Holdings, Inc., Expiration Date: December 31, 2027*	17
	TOTAL WARRANTS (Cost $706,044)	1,582,346

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Number of Shares		Value
	SHORT-TERM INVESTMENTS – 11.0%
167,926,833	Morgan Stanley Institutional Liquidity Fund – Government Portfolio – Institutional Class, 5.21%18	$167,926,833
	TOTAL SHORT-TERM INVESTMENTS (Cost $167,926,833)	167,926,833
	TOTAL INVESTMENTS – 103.3% (Cost $1,552,311,822)	1,577,040,842
	Liabilities in Excess of Other Assets – (3.3)%	(50,900,225)
	TOTAL NET ASSETS – 100.0%	$1,526,140,617
	SECURITIES SOLD SHORT – (0.0)%
	COMMON STOCKS – (0.0)%
	S & L/THRIFTS-EASTERN US – (0.0)%
(13,954)	Provident Financial Services, Inc.	(203,310)
	TOTAL COMMON STOCKS (Proceeds $326,452)	(203,310)
	TOTAL SECURITIES SOLD SHORT (Proceeds $326,452)	$(203,310)

LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
* Non-income producing security.
1 Principal Amount denoted in USD unless otherwise noted.
2 Principal Amount denoted in local currency.
3 All or a portion of this investment is a holding of FTAOF Cayman Sub1 Ltd.
4 Callable.
5 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
6 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy table located in Note 8.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $231,096,840, which represents 15.14% of the total net assets of the Fund.
8 Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.
9 Security is in default or reorganization.
10 Affiliated company.
11 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
12 Interest-only security.

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

13 All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral is $910,507, which represents 0.06% of the total net assets of the Fund.
14 Foreign security denominated in U.S. Dollars.
15 Perpetual security. Maturity date is not applicable.
16 Investment does not issue shares.
17 Amount represents less than $0.50.
18 The rate is the annualized seven-day yield at period end.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Securities With Restrictions On Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
Arlington Capital Partners VI LP1	Not Permitted	N/A	$1,346,614	$1,346,614	1/26/2024
Bailard Real Estate Investment Trust, Inc.1	Quarterly	30 Days	34,725,000	33,721,256	12/28/2018
BC Partners Lending Corp.1	Not Permitted	N/A	12,500,000	12,777,206	3/6/2023
Blue Owl Real Estate Net Lease Property Fund1	Quarterly	60 Days	30,000,000	29,497,154	1/25/2022
CIRE Real Estate Investment Trust, Inc.1	Quarterly2	90 Days	60,000,000	61,167,818	4/4/2023
Cliffwater Corporate Lending Fund – Class I	Quarterly3	N/A	28,496,179	28,957,403	8/4/2020
Cliffwater Enhanced Lending Fund – Class I	Quarterly3	N/A	75,058,151	75,198,661	4/26/2022
DSC Meridian Credit Opportunities Onshore Fund LP1	Quarterly4	65 Days	27,450,000	32,365,402	10/1/2018
Eisler Capital Multi Strategy Fund LP1	Quarterly4	65 Days	28,000,000	30,459,575	12/1/2022
HS Investments V F LP1	Not Permitted	N/A	249,042	335,783	7/31/2023
Hudson Bay Fund LP1	Quarterly4,5	65 Days	8,500,000	9,735,036	4/1/2021
Invesco Dynamic Credit Opportunities Fund – Class AX	Quarterly3	N/A	234,691	228,002	10/19/2021
Invesco Real Estate Income Trust, Inc. – Class I	Monthly	30 Days	42,594,889	40,069,016	6/1/2022
Linden Investors LP1	Quarterly4	65 Days	17,250,000	20,926,960	10/1/2018
Nuveen Real Estate U.S. Cities Industrial Fund LP1	Quarterly	45 Days	9,015,206	7,629,352	10/3/2022
Nuveen Real Estate U.S. Cities Multifamily Fund LP1	Quarterly	45 Days	9,139,325	7,104,681	4/1/2022
Old Orchard Credit Fund LP1	Quarterly4	65 Days	22,000,000	23,043,845	5/31/2023
Opportunistic Credit Interval Fund – Class I	Quarterly3	N/A	24,303,000	24,178,293	8/16/2022
Palmer Square Capital BDC, Inc.1	Not Permitted	N/A	12,500,000	12,427,167	3/1/2023
Palmer Square Opportunistic Income Fund	Quarterly3	N/A	12,800,000	12,450,528	10/2/2018
Pender Real Estate Credit Fund – Class I	Quarterly3	N/A	13,531,718	13,651,258	8/16/2019
Point72 Capital LP1	Quarterly4	45 Days	25,530,367	31,059,787	4/24/2019
Pomona Investment Fund LP	Quarterly3	75 Days	17,616,015	23,053,135	10/1/2018
Quiet SPV R9 LP1	Not Permitted	N/A	3,742,689	5,763,725	9/20/2023
Quiet T1 LP1	Not Permitted	N/A	1,963,497	1,963,497	1/29/2024
Rivernorth Capital Partners LP1	Quarterly6	65 Days	16,000,000	18,260,442	6/1/2022
Savory Fund III Blocked LP1	Not Permitted	N/A	1,000,000	1,000,000	3/11/2024
Seer Capital Partners Fund LP1	Not Permitted	N/A	2,000,000	2,729,416	9/29/2021
Seer Capital Regulatory Capital Relief Fund1	Not Permitted	N/A	7,000,000	7,000,000	3/7/2024
StepStone Private Markets – Class I	Quarterly3	N/A	26,157,916	32,742,895	3/26/2021
TCW Direct Lending VIII, LLC1	Not Permitted	N/A	31,659,097	29,590,637	8/9/2023
Walleye Opportunities Fund LP1	Monthly4	30 Days	16,925,000	20,324,513	12/3/2018
Whitehawk IV-Plus Onshore Fund LP1	Not Permitted	N/A	5,293,352	5,389,637	6/29/2023
Totals			$624,581,748	$656,148,694
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

1 Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
2 The Real Estate Investment Trust can institute a limit on redemptions at the trust level of 5% of the fair value of the investment in the Real Estate Investment Trust.
3 The Closed-End Fund can institute a limit on redemptions at the fund level of 5% of the net asset value of the Closed-End Fund.
4 The Private Investment Fund can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Private Investment Fund.
5 The Private Investment Fund can institute a gate provision on redemptions at the investor level of 12.5% of the fair value of the investment in the Private Investment Fund.
6 The Private Investment Fund can institute a gate provision on redemptions at the fund level of 10-25% of the fair value of the investment in the Private Investment Fund.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	Counterparty	Currency Exchange	Settlement Date	Currency Amount Purchased	Value At Settlement Date	Value At March 31, 2024	Unrealized Appreciation/ (Depreciation)
PURCHASE CONTRACTS
Euro	BNP Paribas	EUR per USD	4/19/2024	90,000	$97,515	$97,182	$(333)
Euro	BNP Paribas	EUR per USD	5/8/2024	6,825,000	7,411,950	7,375,379	(36,571)
Euro	BNP Paribas	EUR per USD	7/19/2024	70,000	76,174	75,892	(282)
Euro	BNP Paribas	EUR per USD	10/18/2024	60,000	65,610	65,339	(271)
Euro	BNP Paribas	EUR per USD	1/17/2025	3,528,000	3,880,800	3,858,111	(22,689)
TOTAL PURCHASE CONTRACTS					11,532,049	11,471,903	(60,146)
SALE CONTRACTS
Euro	BNP Paribas	EUR per USD	4/5/2024	(10,575,000)	$(11,458,013)	$(11,412,609)	$45,404
Euro	BNP Paribas	EUR per USD	4/16/2024	(100,000)	(121,443)	(107,968)	13,475
Euro	BNP Paribas	EUR per USD	4/19/2024	(90,000)	(93,330)	(97,182)	(3,852)
Euro	BNP Paribas	EUR per USD	4/22/2024	(3,730,000)	(4,240,217)	(4,028,150)	212,067
Euro	BNP Paribas	EUR per USD	5/8/2024	(6,825,000)	(7,371,000)	(7,375,379)	(4,379)
Euro	BNP Paribas	EUR per USD	5/22/2024	(850,000)	(933,685)	(919,062)	14,623
Euro	BNP Paribas	EUR per USD	7/16/2024	(100,000)	(121,853)	(108,403)	13,450
Euro	BNP Paribas	EUR per USD	7/19/2024	(70,000)	(72,870)	(75,892)	(3,022)
Euro	BNP Paribas	EUR per USD	7/22/2024	(4,270,000)	(4,711,729)	(4,630,028)	81,701
Euro	BNP Paribas	EUR per USD	8/2/2024	(2,024,000)	(2,467,519)	(2,195,707)	271,812
Euro	BNP Paribas	EUR per USD	8/22/2024	(580,000)	(638,630)	(629,753)	8,877
Euro	BNP Paribas	EUR per USD	10/18/2024	(60,000)	(62,700)	(65,339)	(2,639)
Euro	BNP Paribas	EUR per USD	10/22/2024	(1,070,000)	(1,176,079)	(1,165,434)	10,645
Euro	BNP Paribas	EUR per USD	11/22/2024	(810,000)	(895,140)	(883,505)	11,635
Euro	BNP Paribas	EUR per USD	1/17/2025	(3,528,000)	(3,700,872)	(3,858,111)	(157,239)
Euro	BNP Paribas	EUR per USD	1/22/2025	(1,000,000)	(1,101,930)	(1,093,821)	8,109
Euro	BNP Paribas	EUR per USD	2/21/2025	(630,000)	(697,960)	(690,064)	7,896
Euro	BNP Paribas	EUR per USD	4/22/2025	(1,040,000)	(1,150,800)	(1,142,279)	8,521
Euro	BNP Paribas	EUR per USD	5/22/2025	(5,788,000)	(6,442,628)	(6,366,065)	76,563
Euro	BNP Paribas	EUR per USD	7/22/2025	(870,000)	(963,931)	(959,603)	4,328
Euro	BNP Paribas	EUR per USD	8/22/2025	(280,000)	(311,920)	(309,284)	2,636
Euro	BNP Paribas	EUR per USD	10/22/2025	(6,570,000)	(7,347,630)	(7,277,791)	69,839
Euro	BNP Paribas	EUR per USD	11/21/2025	(310,000)	(345,805)	(343,878)	1,927
Euro	BNP Paribas	EUR per USD	1/22/2026	(760,000)	(846,620)	(845,508)	1,112
Euro	BNP Paribas	EUR per USD	2/20/2026	(5,584,000)	(6,248,496)	(6,220,715)	27,781
Euro	BNP Paribas	EUR per USD	4/22/2026	(540,000)	(603,625)	(603,302)	323
Euro	BNP Paribas	EUR per USD	6/18/2026	(9,472,000)	(10,656,000)	(10,610,841)	45,159
Euro	BNP Paribas	EUR per USD	7/22/2026	(440,000)	(491,040)	(493,695)	(2,655)
Euro	BNP Paribas	EUR per USD	10/22/2026	(400,000)	(447,800)	(450,775)	(2,975)
Euro	BNP Paribas	EUR per USD	11/6/2026	(10,936,000)	(12,248,320)	(12,332,976)	(84,656)
Great British Pound	BNP Paribas	GBP per USD	5/15/2024	(86,300,000)	(96,948,346)	(97,243,322)	(294,976)
TOTAL SALE CONTRACTS					(184,917,931)	(184,536,441)	381,490
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(173,385,882)	$(173,064,538)	$321,344
EUR – Euro
GBP – Great British Pound
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED PORTFOLIO COMPOSITION*
As of March 31, 2024 (unaudited)

Country of Investment	Value	Percent of Total Net Assets
Canada	$315,766	0.0%
Cayman Islands	9,308,856	0.6%
China	1,198	0.0%
Denmark	7,881,336	0.5%
European Union	128,325,772	8.3%
Hong Kong	54	0.0%
Ireland	17	0.0%
Israel	39	0.0%
Malaysia	17	0.0%
Switzerland	15	0.0%
Taiwan	100	0.0%
United Kingdom	58,095,235	3.8%
United States	1,372,449,768	90.1%
Virgin Islands (British)	662,669	0.0%
Total Investments	1,577,040,842	103.3%
Liabilities in Excess of Other Assets	(50,900,225)	(3.3)%
Total Net Assets	$1,526,140,617	100.0%

* This table does not include securities sold short. Please refer to the Consolidated Schedule of Investments for information on securities sold short.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED SUMMARY OF INVESTMENTS*
As of March 31, 2024 (unaudited)

Security Type/Sector	Percent of Total Net Assets
Asset-Backed Securities	10.7%
Bank Loans	8.8%
Closed-End Funds	16.3%
Collateralized Loan Obligations	19.3%
Collateralized Mortgage Obligations	0.0%
Common Stocks
Specified Purpose Acquisitions	0.7%
Gaming & Entertainment	0.2%
Food-Retail	0.1%
Human Resources	0.1%
Medical-Outpatient/Home Medical	0.0%
Commercial Banks-Eastern US	0.0%
Broadcast Services/Programs	0.0%
Total Common Stocks	1.1%
Corporate Bonds
Investment Companies	2.7%
Mutual Funds	4.6%
Preferred Stocks
Financials	0.5%
Consumer Staples	0.2%
Closed-End Funds	0.1%
Technology	0.0%
Total Preferred Stocks	0.8%
Private Investment Funds	18.7%
Real Estate Investment Trusts	8.9%
Rights	0.0%
Units
Specified Purpose Acquisitions	0.3%
Warrants	0.1%
Short-Term Investments	11.0%
Total Investments	103.3%
Liabilities in Excess of Other Assets	(3.3)%
Total Net Assets	100.0%

* This table does not include securities sold short. Please refer to the Consolidated Schedule of Investments for information on securities sold short.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2024

Assets:
Investments, at value (cost $1,176,460,415)	$1,211,110,785
Investments in affiliated issuers, at cost (cost $375,851,407)	365,930,057
Foreign currency, at value (cost $594)	592
Forward foreign currency exchange contracts (cost $0)	321,344
Cash	2,633,306
Cash deposited with broker	354,187
Receivables:
Investment securities sold	1,302,122
Investments purchased in advance	13,000,000
Fund shares sold	5,511,535
Dividends and interest	11,789,022
Prepaid expenses	162,455
Total assets	1,612,115,405
Liabilities:
Securities sold short, at value (proceeds $326,452)	203,310
Payables:
Investment securities purchased	5,186,105
Fund shares redeemed	78,834,576
Investment management fees	970,174
Pricing expense	235,170
Fund services fees	203,745
Distribution fees – Class I (Note 3)	104,458
Legal fees	49,520
Shareholder reporting fees	49,242
Distribution fees – Class A (Note 3)	43,200
Audit fees	39,125
Extraordinary litigation fees	19,276
Tax services fees	18,490
Unused line of credit fees (Note 13)	12,745
Accrued other expenses	5,652
Total liabilities	85,974,788
Commitments and contingencies (Note 3)
Net Assets	$1,526,140,617
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES — Continued
As of March 31, 2024

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,504,526,412
Total accumulated earnings/(deficit)	21,614,205
Net Assets	$1,526,140,617
Maximum Offering Price per Share:
Class A Shares
Net assets applicable to shares outstanding	$9,455,751
Shares of common stock issued and outstanding	357,143
Net asset value per share	$26.48
Maximum sales charge (4.50% of offering price)*	1.25
Maximum offer price to public	$27.73
Class I Shares
Net assets applicable to shares outstanding	$1,516,684,866
Shares of common stock issued and outstanding	56,495,709
Net asset value per share	$26.85

* Investors in Class A Shares may be charged a sales charge of up to 4.50% of the subscription amount. For Class A Shares, no sales charge applies on investments of $250,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.25% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 12 months of the date of purchase.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding taxes of $39,107)	$14,947,234
Dividends from affiliated issuers (net of foreign withholding taxes of $0)	9,525,373
Interest	46,775,857
Interest from affiliated issuers	25,822,411
Total investment income	97,070,875
Expenses:
Investment management fees	10,913,722
Distribution fees – Class I (Note 3)	1,587,445
Fund services expense	1,112,974
Pricing expense	614,623
Shareholder reporting fees	484,131
Legal fees	246,792
Registration fees	185,756
Audit fees	99,313
Trustees’ fees and expenses	90,900
Miscellaneous	72,865
Unused line of credit fees (Note 13)	60,068
Chief Compliance Officer fees	47,748
Distribution fees – Class A (Note 3)	45,182
Extraordinary litigation fees	37,772
Tax services fees	31,933
Interest expense (Note 13)	30,095
Insurance fees	20,945
Commitment fees (Note 13)	20,525
Dividends on securities sold short	16,533
Interest on securities sold short	38
Total expenses	15,719,360
Investment management fees waived	(430,848)
Net expenses	15,288,512
Net investment income (loss)	81,782,363
Realized and Unrealized Gain (Loss) on Investments, Investments in Affiliated Issuers, Securities Sold Short, Forward Foreign Currency Exchange Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	3,526,188
Securities sold short	11
Foreign currency transactions	219,648
Net realized gain (loss)	3,745,847
Net change in unrealized appreciation/(depreciation) on:
Investments	31,903,126
Investments in affiliated issuers	(9,921,350)
Securities sold short	64,319
Forward foreign currency exchange contracts	890,311
Foreign currency translations	26,784
Net change in unrealized appreciation/(depreciation)	22,963,190
Net realized and unrealized gain (loss) on investments, investments in affiliated issuers, securities sold short, forward foreign currency exchange contracts and foreign currency transactions	26,709,037
Net Increase (Decrease) in Net Assets from Operations	$108,491,400
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$81,782,363	$23,262,734
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	3,745,847	591,686
Net change in unrealized appreciation/(depreciation) on investments, investments in affiliated issuers, securities sold short, forward foreign currency exchange contracts and foreign currency transactions	22,963,190	(13,331,178)
Net increase (decrease) in net assets from operations	108,491,400	10,523,242
Distributions to Shareholders:
Distributions:
Class A	(326,125)	(22,358)
Class I	(80,954,357)	(33,477,624)
Net increase (decrease) in net assets from distributions to shareholders	(81,280,482)	(33,499,982)
Capital Transactions:
Net proceeds from shares sold:
Class A	8,059,143	1,393,570
Class I	939,879,287	507,371,008
Reinvestment of distributions:
Class A	44,432	9,857
Class I	17,075,331	8,635,712
Cost of shares redeemed:
Class A	(177,070)	(8,471)
Class I	(200,260,647)	(96,646,499)
Net increase from payments by affiliates (Note 3):
Class A	—	37
Class I	—	63,879
Net increase (decrease) in net assets from capital transactions	764,620,476	420,819,093
Total increase (decrease) in net assets	791,831,394	397,842,353
Net Assets:
Beginning of period	734,309,223	336,466,870
End of period	$1,526,140,617	$734,309,223
Capital Share Transactions:
Shares sold:
Class A	308,705	53,357
Class I	35,490,106	19,074,555
Shares reinvested:
Class A	1,702	381
Class I	648,031	326,281
Shares redeemed:
Class A	(6,712)	(328)
Class I	(7,521,956)	(3,654,941)
Net increase (decrease) in capital share transactions	28,919,876	15,799,305
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2024

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$108,491,400
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(731,210,484)
Sales of long-term portfolio investments	147,081,551
Proceeds from securities sold short	645,357
Cover short securities	(645,376)
Purchases of short-term investments, net	(58,220,510)
Return of capital dividends received	(142,910,026)
Increase in foreign currency	(592)
Decrease in cash deposited with broker	69,622
Increase in investment securities sold	(391,457)
Increase in investments purchased in advance	(13,000,000)
Increase in dividends and interest	(9,024,462)
Increase in prepaid expenses	(96,608)
Decrease in foreign currency due to custodian	(4,008,242)
Decrease in investment securities purchased	(11,413,612)
Increase in investment management fees	499,533
Increase in pricing expense	235,170
Increase in fund services fees	102,791
Increase in distribution fees – Class I (Note 3)	32,179
Increase in legal fees	49,520
Increase in shareholder reporting fees	49,242
Increase in distribution fees – Class A (Note 3)	43,200
Increase in audit fees	22,554
Increase in extraordinary litigation fees	19,276
Increase in tax services fees	11,339
Increase in unused line of credit fees (Note 13)	12,745
Decrease in accrued other expenses	(46,518)
Net amortization on investments	(1,928,104)
Net realized gain (loss)	(5,282,719)
Net change in unrealized appreciation/(depreciation)	(22,936,406)
Net cash used for operating activities	(743,749,637)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	952,936,977
Cost of shares redeemed	(143,078,281)
Draw on line of credit	30,049,052
Paydown on line of credit	(30,049,052)
Dividends paid to shareholders, net of reinvestments	(64,160,719)
Net cash provided by financing activities	745,697,977
Net increase in cash	1,948,340
Cash:
Beginning of period	684,966
End of period	$2,633,306
Non-cash financing activities not included herein consist of $17,119,763 of reinvested dividends.
Non-cash financing activities not included herein consist of $30,095 of interest expense.
Non-cash financing activities not included herein consist of $38 of interest on securities sold short.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31,		For the Period August 2, 2021* Through March 31, 2022
	2024	2023
Net asset value, beginning of period	$25.97	$27.65	$27.29
Income from Investment Operations:
Net investment income1	1.73	1.05	0.21
Net realized and unrealized gain (loss) on investments	0.59	(0.88)	1.19
Total from investment operations	2.32	0.17	1.40
Less Distributions:
From net investment income	(1.81)	(1.71)	(0.79)
From net realized gains	—	(0.14)	(0.25)
Total distributions	(1.81)	(1.85)	(1.04)
Redemption fee proceeds1	—	—	—
Net increase from payment by affiliates (Note 3)	—	0.002	—
Net asset value, end of period	$26.48	$25.97	$27.65
Total return3	9.32%	0.69%4	5.17%5
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,456	$1,388	$1
Ratio of expenses to average net assets:
(including dividends and interest on securities sold short, excise tax, commitment fees, unused line of credit fees, interest expense and extraordinary litigation fees)
Before fees waived6,7	2.18%	2.24%	2.05%8
After fees waived6,7	2.15%9	2.04%	—10
Ratio of net investment income to average net assets:
(including dividends and interest on securities sold short, excise tax, commitment fees, unused line of credit fees, interest expense and extraordinary litigation fees)
Before fees waived	6.58%	3.84%	1.90%8
After fees waived	6.61%	4.04%	—
Portfolio turnover rate	15%	11%	26%

* Commencement of operations.
1 Based on average shares outstanding for the period.
2 Amount represents less than $0.01 per share.
3 Total returns would have been lower had expenses not been waived or absorbed by the Investment Manager. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A — Continued

4 The Investment Manager reimbursed the Fund’s Class A shares $37 for losses from a pricing error. The payment had no impact to the total return of the share class.
5 Not annualized.
6 If dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.00%, 0.00% and 0.03%, for the years ended March 31, 2024 and 2023 and the period ended March 31, 2022, respectively.
7 If excise tax, commitment fees, unused line of credit fees, interest expense and extraordinary litigation fees had been excluded, the expense ratios would have been lowered by 0.02%, 0.04% and 0.04%, for the years ended March 31, 2024 and 2023 and the period ended March 31, 2022, respectively.
8 Annualized.
9 Effective August 1, 2023, the Investment Manager has contractually agreed to limit the annual fund operating expenses to 2.15%. Prior to August 1, 2023, the annual fund operating expense limitation was 2.00%.
10 Effective November 2, 2021, the Investment Manager has contractually agreed to limit the annual fund operating expenses to 2.00%. Prior to November 2, 2021, the annual fund operating expense limitation was 1.95%.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$26.29	$27.73	$26.62	$22.23	$25.14
Income from Investment Operations:
Net investment income1	1.96	1.27	0.92	1.19	1.01
Net realized and unrealized gain (loss) on investments	0.59	(0.88)	1.89	4.73	(2.96)
Total from investment operations	2.55	0.39	2.81	5.92	(1.95)
Less Distributions:
From net investment income	(1.99)	(1.69)	(1.45)	(1.41)	(0.88)
From net realized gains	—	(0.14)	(0.25)	(0.12)	(0.06)
From return of capital	—	—	—	—	(0.02)
Total distributions	(1.99)	(1.83)	(1.70)	(1.53)	(0.96)
Redemption fee proceeds1	—	—	—	—	—
Net increase from payment by affiliates (Note 3)	—	0.002	—	—	—
Net asset value, end of period	$26.85	$26.29	$27.73	$26.62	$22.23
Total return3	10.11%	1.47%4,5	10.80%	22.75%	(4.89)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,516,685	$732,921	$336,466	$121,400	$63,568
Ratio of expenses to average net assets:
(including dividends and interest on securities sold short, excise tax, commitment fees, unused line of credit fees, interest expense and extraordinary litigation fees)
Before fees waived6,7	1.42%	1.36%	1.16%	1.12%	1.36%
After fees waived6,7	1.38%8	1.30%	1.14%9	1.08%	1.05%
Ratio of net investment income to average net assets:
(including dividends and interest on securities sold short, excise tax, commitment fees, unused line of credit fees, interest expense and extraordinary litigation fees)
Before fees waived	7.35%	4.72%	3.34%	4.78%	3.66%
After fees waived	7.39%	4.78%	3.36%	4.82%	3.97%
Portfolio turnover rate	15%	11%	26%	43%	48%

1 Based on average shares outstanding for the period.
2 Amount represents less than $0.01 per share.
3 Total returns would have been lower had expenses not been waived or absorbed by the Investment Manager. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4 Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I — Continued

5 The Investment Manager reimbursed the Fund’s Class I Shares $63,879 for losses from a pricing error. The payment had no impact to the total return of the share class.
6 If dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.00%, 0.00% , 0.02%, 0.07% and 0.10% for the years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively.
7 If excise tax, commitment fees, unused line of credit fees, interest expense and extraordinary litigation fees had been excluded, the expense ratios would have been lowered by 0.02%, 0.05%, 0.06% and 0.06%, for the years ended March 31, 2024, 2023, 2022 and 2021, respectively.
8 Effective August 1, 2023, the Investment Manager has contractually agreed to limit the annual fund operating expenses to 1.40%. Prior to August 1, 2023, the annual fund operating expense limitation was 1.25%.
9 Effective November 2, 2021, the Investment Manager has contractually agreed to limit the annual fund operating expenses to 1.25%. Prior to November 2, 2021, the annual fund operating expense limitation was 0.95%.
See accompanying Notes to Consolidated Financial Statements.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2024

Note 1 — Organization
First Trust Alternative Opportunities Fund (the “Fund”), is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Amended and Restated Agreement and Declaration of Trust dated November 1, 2021 (the “Declaration of Trust”). First Trust Capital Management L.P. serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers shares of beneficial interest (the “Shares”) in two separate share classes: Class A Shares and Class I Shares.
The investment objective of the Fund is to seek to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. A fund seeking positive “absolute return” aims to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed income indices. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated among the Investment Manager and one or more sub-advisers, in percentages determined at the discretion of the Investment Manager. In pursuing the Fund’s strategies, the Investment Manager and sub-advisers may invest directly in individual securities or through closed-end and open-end registered investment companies, private investment funds and other investment vehicles that invest or trade in a wide range of investments.
The Fund commenced the public offering of the Class I Shares in June 2017 and has publicly offered Class I Shares in a continuous offering since that time. Class A Shares have been publicly offered since August 2021. The Shares are generally offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares are issued at net asset value per share. No holder of Shares (each, a “Shareholder”) has the right to require the Fund to redeem its Shares.
The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights with respect to that distribution plan.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”
(a) Consolidation of Subsidiary
The Fund may invest up to 25% of its total assets in its subsidiary, FTAOF Cayman Sub1 Ltd., a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the FTAOF Cayman Sub1 Ltd. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The FTAOF Cayman Sub1 Ltd., is advised by the Investment Manager and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of March 31, 2024, net assets of FTAOF Cayman Sub1 Ltd. were $154,600,856 representing 10.1% of the Fund’s consolidated net assets.
FTAOF Cayman Sub1 Ltd., is an exempted company incorporated in the Cayman Islands with limited liability. It has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. The subsidiary has submitted a request to the Internal Revenue Service to treat the subsidiary as a disregarded entity effective as of its date of formation, in which case its assets and income will be treated as earned by the Fund directly. If the IRS denies the request, the subsidiary will be treated as a Controlled Foreign Corporation (“CFC”) which is generally not subject to U.S. income tax, unless it were to earn income that is effectively connected with a United States trade or business. However, as a wholly-owned CFC, the subsidiary’s net income and capital gains, to the extent of its earnings and profits, would be included each year in the Fund’s investment company taxable income. Additionally, an election to treat the subsidiary as a disregarded entity that is effective later than the date of its formation would result in a deemed liquidation of a CFC that may have adverse tax consequences.
Note 2 — Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from these estimates.
(a) Valuation of Investments
UMB Fund Services, Inc., the Fund’s administrator, calculates the Fund’s net asset value (“NAV”) as of the close of business on each business day and at such other times as the Board of Trustees (the “Board”) may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Manager carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant determination date. If no sale or official closing price of particular securities is reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant determination date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant determination date at the time net asset value is determined. The mid-point of the last bid and the last ask is also known as the “mark”.
Fixed-income securities with a remaining maturity of sixty (60) days or more will normally be valued according to the mean between the last available bid and ask price from a recognized pricing service. Fixed-income securities for which market quotations are unavailable or are believed by the Valuation Designee not to reflect market value will be valued based upon broker-supplied quotations, provided that if such quotations are unavailable or are believed by the Valuation Designee not to reflect market value, such fixed-income securities will be valued by the Valuation Designee using valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued at amortized cost, which the Valuation Designee has determined to approximate fair value.
The Fund will generally value shares of exchange traded funds (“ETFs”) at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective daily closing net asset values.
The Fund will generally value private investment funds in accordance with the value determined as of such date by each private investment fund in accordance with the private investment fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the private investment fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment fund.
The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the underlying manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with GAAP and

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular private investment fund. In other cases, as when a private investment fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the private investment fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.
The Valuation Designee will determine the fair value of its shares of a private company based on numerous factors, including but not limited to market activity or events in the market. Absent such a transaction or event within a year, or as deemed necessary by the Valuation Designee, but in no instance greater than one year from the quarter end in which such event occurred, the Valuation Designee will engage qualified external valuation consultants to provide an independent valuation.
In certain circumstances, the Valuation Designee may determine that a private investment fund’s NAV shall be adjusted more frequently. For these private investment funds, the NAVs are adjusted daily based on the total return that each private investment fund is estimated by the Valuation Designee to generate during the period (adjusted net asset value). The Valuation Designee monitors these estimates daily and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Valuation Designee.
Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.
The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
Warrants for which market quotations are not readily available will be fair valued based on the underlying investment. The Fund will engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value warrants at the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the warrant based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

The Investment Manager and/or the sub-advisers act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Manager and/or the sub-advisers or their affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, given that the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration. Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments regarding appropriate valuations should prove incorrect. In no event does the distributor have any responsibility for any valuations of the Fund’s investments (including the accuracy, reliability or completeness thereof) or for the valuation processes utilized for the Fund, and the distributor disclaims any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations. The distributor has no duty to calculate the NAV of Fund Shares or to inquire into, or liability for, the accuracy of the NAV per share (including a Class thereof) as calculated by or for the Fund.
(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses from investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Short Sales
Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan, which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and/or will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account as required by each respective broker-dealer. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

(d) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.
(e) Exchange Traded Funds
ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of investment management fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these incurred expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest directly in securities.
Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.
(f) Closed-end Funds (“CEFs”)
A CEF is a pooled investment vehicle that is registered under the Investment Company Act and whose shares may be listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.
(g) Private Investment Funds
Private Investment Funds generally exempt under Section 3(c)(1) or 3(c)(7) of the Investment Company Act invest or trade in a wide range of securities. When the Fund invests in securities issued by Private Investment Funds, it will bear its pro rata portion of the Private Investment Funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A Private Investment Fund in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

investment in the Private Investment Fund. There can be no assurance that the investment objective of a Private Investment Fund will be achieved. A Private Investment Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Private Investment Fund at a time that is unfavorable to the Fund. In addition, one Private Investment Fund may buy the same securities that another Private Investment Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
(h) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation/(depreciation) on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.
(i) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(j) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.
The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

and certain state tax authorities. As of March 31, 2024, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(k) Distributions to Shareholders
The Fund makes monthly distributions to its shareholders equal to 7% annually of the Fund’s net asset value per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time, and may be increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a regulated investment company. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.
For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.
Note 3 — Investment Advisory and Other Agreements
The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with the Investment Manager. Under the terms of the Agreement, the Fund pays a monthly investment management fee to the Investment Manager equal to 0.95% on an annualized basis of the Fund’s net asset value as of each month-end, subject to certain adjustments. Prior to January 1, 2022, the Fund paid a monthly investment management fee to the Investment Manager equal to 0.50% on an annualized basis of the Fund’s net asset value as of each month-end, subject to certain adjustments.
The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.15% and 1.40% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) through July 31, 2024. The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Fund or the Investment Manager. Thereafter,

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

the Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Investment Manager upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.15% and 1.40% for the Class A Shares and Class I Shares, respectively. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment. From November 2, 2021 to July 31, 2023, the Investment Manager had agreed to limit the total expenses of the Fund to 2.00% and 1.25% of the Fund’s average daily net assets for the Class A and Class I Shares, respectively. Prior to November 2, 2021, the Investment Manager had agreed to limit the total expenses of the Fund to 1.95% and 0.95% of the Fund’s average daily net assets for the Class A and Class I Shares, respectively.
The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers in percentages determined at the discretion of the Investment Manager. During the year ended March 31, 2024, the Investment Manager engaged RiverNorth Capital Management, LLC (“RiverNorth”) and Palmer Square Capital Management LLC (“Palmer Square”) (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage certain assets of the Fund. Prior to July 31, 2023, the Investment Manager also engaged Angel Oak Capital Advisors, LLC (“Angel Oak”) to manage certain assets of the Fund. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and RiverNorth, RiverNorth receives a monthly sub-advisor fee equal to 0.80% of the Fund’s average daily net assets allocated to RiverNorth, subject to certain adjustments. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and Palmer Square, Palmer Square receives a monthly sub-advisory fee equal to 0.50% of the Fund’s average daily net assets allocated to Palmer Square, subject to certain adjustments. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and Angel Oak, Angel Oak received a monthly sub-advisor fee equal to an annual rate of 0.80% of the Fund’s average daily net assets allocated to Angel Oak, subject to certain adjustments. The Investment Manager terminated the sub-advisory agreement with Angel Oak effective at the close of business on July 31, 2023. Each sub-advisory fee was paid by the Investment Manager out of the Investment Management Fee.
For the year ended March 31, 2024, the Investment Manager waived its fees and absorbed other expenses totaling $430,848. For a period not to exceed three years from the date on which investment management fees are waived or Fund expenses absorbed by the Investment Manager, the Investment Manager may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the waiver of investment management fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. As of March 31, 2024, the amount of these potentially recoverable expenses was $1,036,433. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Consolidated Statement of Assets and Liabilities. The Investment Manager may recapture all or a portion of this amount no later than March 31st of the year stated below:
2025	$114,082
2026	491,503
2027	430,848
Total	$1,036,433

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

The Investment Manager reimbursed the Fund’s Class A and Class I Shares $37 and $63,879, respectively, for losses from a pricing error during the year ended March 31, 2023. This amount is reported on the Fund’s Consolidated Statement of Changes in Net Assets and Consolidated Financial Highlights under the caption “Net increase from payments by affiliates”. This reimbursement had no impact on the total return of each share class, respectively.
The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class I Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plans allow the Fund to pay distribution and servicing fees for the sale and servicing of its Class A and Class I Shares. Under the Distribution and Service Plan for Class A Shares, the Fund is permitted to pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares and under the Distribution and Service Plan for Class I Shares, the Fund is permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class I Shares (collectively, the “Distribution and Servicing Fee”) to qualified recipients. The Fund or the Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of the respective Class of Shares or who provides certain shareholder services, pursuant to a written agreement. The Distribution and Servicing Fee is paid out of the Fund’s assets attributable to the applicable Class and decreases the net profits or increases the net losses of such Class.
First Trust Portfolios L.P., an affiliate of the Investment Manager, serves as the Fund’s distributor. UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, and Millennium Trust Company, LLC each serves as a custodian of the assets of the Fund.
A trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the year ended March 31, 2024, the Fund’s allocated fees incurred for trustees are reported on the Consolidated Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2024 are reported on the Consolidated Statement of Operations.
Ernst & Young LLP provides tax services to the Fund. The Fund’s allocated fees incurred for tax services for the year ended March 31, 2024 are reported on Consolidated Statement of Operations.
Note 4 — Federal Income Taxes
As of March 31, 2024, gross unrealized appreciation/(depreciation) of investments and short securities owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$1,563,932,708
Gross unrealized appreciation	50,128,960
Gross unrealized (depreciation)	(34,564,123)
Net unrealized appreciation/(depreciation) on investments	$15,564,837
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$(30,375)	$30,375
As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$1,803,344
Undistributed long-term capital gains	912,800
Accumulated capital and other losses	(3,375,727)
Unrealized appreciation/(depreciation) on investments	592,880
Total accumulated earnings/(deficit)	$(66,703)
The tax character of distributions paid during the year ended December 31, 2023 and December 31, 2022 were as follows:
Distribution paid from:	2023	2022
Ordinary income	$64,317,534	$25,436,858
Net long-term capital gains	—	3,099,344
Total taxable distributions	$64,317,534	$28,536,202
Note 5 — Investment Transactions
For the year ended March 31, 2024, purchases and sales of investments, excluding short-term investments, were $731,210,484 and $147,081,551, respectively. Proceeds from securities sold short and cover short securities were $645,357 and $645,376, respectively, for the same period.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
Note 7 — Repurchase of Shares
The Fund provides a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly with a Valuation Date on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their net asset value as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each such date, a “Valuation Date”). Each repurchase offer will be for no less than 5% of the Fund’s Shares outstanding. If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund. If the Fund

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

determines not to repurchase more than the repurchase offer amount, or if Shareholders tender Shares in an amount exceeding the repurchase offer amount plus 2% of the outstanding Shares of the Fund will repurchase the Shares on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund.
The results of the repurchase offers conducted for the year ended March 31, 2024 are as follows:
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date:	May 31, 2023	August 30, 2023	November 29, 2023	February 27, 2024
Repurchase Request:	June 30, 2023	September 29, 2023	December 29, 2023	March 28, 2024
Repurchase Pricing Date:	June 30, 2023	September 29, 2023	December 29, 2023	March 28, 2024
Net Asset Value as of Repurchase Offer Date:
Class A Shares	$25.95	$26.16	$26.15	$26.48
Class I Shares	$26.32	$26.58	$26.46	$26.85
Amount Repurchased:
Class A Shares	$—	$49,340	$5,355	$122,375
Class I Shares	$27,408,197	$51,429,793	$42,710,456	$78,712,201
Percentage of Outstanding Shares Repurchased:
Class A Shares	—%	1.05%	0.07%	1.28%
Class I Shares	2.99%	4.61%	3.26%	4.95%
Note 8 — Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.
Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) investments valued at the net asset value as practical expedient are no longer included in the fair value hierarchy. As such, investments in Closed-End Funds, Private Investment Funds and Real Estate Investment Trusts with a fair value of $215,335,878 are excluded from the fair value hierarchy as of March 31, 2024.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2024:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$129,951,738	$33,327,285	$163,279,023
Bank Loans	—	5,000,000	129,792,122	134,792,122
Closed-End Funds	212,212,619	—	—	212,212,619
Collateralized Loan Obligations	—	254,464,862	40,235,721	294,700,583
Collateralized Mortgage Obligations	—	4,568	—	4,568
Common Stocks
Broadcast Services/Programs	148,250	—	—	148,250
Commercial Banks-Eastern US	202,953	—	—	202,953
Food-Retail	—	—	885,047	885,047
Gaming & Entertainment	—	—	2,228,260	2,228,260
Human Resources	—	—	923,186	923,186
Medical-Outpatient/Home Medical	541,901	—	—	541,901
Specified Purpose Acquisitions	11,366,215	—	—	11,366,215
Corporate Bonds*	—	41,770,711	—	41,770,711
Mutual Funds	70,259,877	—	—	70,259,877
Preferred Stocks
Closed-End Funds	990,600	—	—	990,600
Consumer Staples	—	—	3,539,697	3,539,697
Financials	2,831,337	—	4,659,873	7,491,210
Technology	—	—	565,268	565,268
Private Investment Funds	—	—	200,909,593	200,909,593
Real Estate Investment Trusts	—	—	40,069,016	40,069,016
Rights	98,920	108	491	99,519
Units**	5,215,567	—	—	5,215,567
Warrants	380,641	625	1,201,080	1,582,346
Short-Term Investments	167,926,833	—	—	167,926,833
Subtotal	$472,175,713	$431,192,612	$458,336,639	$1,361,704,964
Closed End Funds				35,830,341
Private Investment Funds				84,616,463
Real Estate Investment Trusts				94,889,074
Total Investments				$1,577,040,842

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks**	$203,310	$—	$—	$203,310
Total Securities Sold Short	$203,310	$—	$—	$203,310

* All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Consolidated Schedule of Investments.
** All units and common stocks held short in the Fund are Level 1 securities. For a detailed break-out of units and common stocks held short by major industry classification, please refer to the Consolidated Schedule of Investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
				Total gains or losses for the period					Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period
	Balance as of March 31, 2023	Transfers into Level 3	Transfers out of Level 3	Included in earnings (or changes in net assets)	Included in other comprehensive income	Net purchases	Net sales	Balance as of March 31, 2024
Asset-Backed Securities	$16,692,730	—	(18,238,963)	322,699	—	34,550,819	—	$33,327,285	$482,181
Bank Loans	$89,465,694	—	(5,000,000)	(8,852,374)	—	71,502,656	(17,323,854)	$129,792,122	$(3,614,946)
Collateralized Loan Obligations	$—	10,997,511	—	435,196	—	29,726,932	(923,918)	$40,235,721	$435,196
Collateralized Mortgage Obligations	$6,506,886	—	(4,471,816)	(2,035,070)	—	—	—	$—	$(26,545)
Common Stocks	$—	—	—	(116,814)	—	4,153,307	—	$4,036,493	$(116,814)
Preferred Stocks	$—	—	—	189,602	—	8,575,236	—	$8,764,838	$189,602
Private Investment Funds	$18,416,057	163,131,716	—	16,361,820	—	3,000,000	—	$200,909,593	$(792,711)
Real Estate Investment Trusts	$46,677,171	—	(33,721,257)	(6,486,898)	—	33,600,000	—	$40,069,016	$(6,486,898)
Rights	$491	—	—	—	—	—	—	$491	$—
Warrants	$1,074,079	—	—	374,245	—	—	(247,244)	$1,201,080	$265,154
The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2024:

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

Investments	Fair Value	Valuation Technique(s)	Unobservable Input	Range of Input
Asset-Backed Securities	$33,327,285	Recent Transaction Price	Recent Transaction Price	N/A
Bank Loans	$—	Asset Approach	Expected Remaining Distributions	N/A
	$82,793,160	Discounted Cash Flow	Discount Rates	6.04% – 18.20%
	$5,421,757	Market Appraoch	Book Value Multiple	1.5x
	$2,627,513	Market Approach	Bond Yields	14.12%
	$38,949,692	Recent Transaction Price	Recent Transaction Price	N/A
Collateralized Loan Obligations	$—	Asset Approach	Expected remaining distributions	N/A
	$25,906,223	Market Approach	Expected yield	12.35% – 23.03%
	$14,329,498	Recent Transaction Price	Recent Transaction Price	N/A
Common Stocks	$4,036,493	Recent Transaction Price	Recent Transaction Price	N/A
Preferred Stocks	$8,764,838	Recent Transaction Price	Recent Transaction Price	N/A
Private Investment Funds	$200,909,593	Adjusted Net Asset Value	Reported net asset/fair value adjustments	N/A
Real Estate Investment Trusts	$40,069,016	Adjusted Net Asset Value	Reported net asset/fair value adjustments	N/A
Rights	$491	Asset Approach	Expected remaining distributions	$1.02 / share
Warrants	$928,353	Market Approach	Book Value Multiple	1.5x
	$272,727	Market Approach	Revenue Multiple	0.7x – 5.25x
Note 9 — Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment which is advised or sponsored by a Sub-Adviser. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2024.
Security Description	Value Beginning of Period	Additions	Reductions	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value End of Period	Dividend Income*	Interest Income*
Closed-End Funds
BC Partners Lending Corp.1,2	7,422,799	5,077,201	—	—	277,206	12,777,206	927,290	—
Opportunistic Credit Interval Fund – Class I1,2	2,230,262	22,375,000	(302,262)	—	(124,707)	24,178,293	758,587	—
Palmer Square Capital BDC, Inc.1,2	7,500,000	17,499,993	—	—	(194,414)	24,805,579	2,390,463	—
Palmer Square Opportunistic Income Fund1,2	11,466,490	1,333,510	—	—	(349,472)	12,450,528	1,205,622	—
Collateralized Loan Obligations
Palmer Square European Loan Funding, Series 2021-2X, Class SUB, 0.000%, 4/15/20351,2,3,4	1,485,487	1,330,496	—	—	(944,195)	1,871,788	—	448,562
Palmer Square European Loan Funding, Series 2022-1X, Class SUB, 0.000%, 10/15/20311,2,3,4	2,009,392	1,276,449	—	—	(1,069,138)	2,216,703	—	721,874
Palmer Square European Loan Funding, Series 2022-2X, Class SUB, 0.000%, 10/15/20311,2,3,4	2,974,865	1,427,028	—	—	(939,526)	3,462,367	—	810,248

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

Security Description	Value Beginning of Period	Additions	Reductions	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value End of Period	Dividend Income*	Interest Income*
Palmer Square European Loan Funding, Series 2022-3X, Class E, 9.32% (3-Month Euribor+728 basis points), 4/12/20321,2,3,5	7,672,599	1,462,716	(9,135,315)	—	—	—	—	2,218,586
Palmer Square European Loan Funding, Series 2022-3X, Class SUB, 0.000%, 4/12/20321,2,3,4,6	4,352,100	—	(4,352,100)	—	—	—	—	1,629,946
Palmer Square European Loan Funding, Series 2023-1A, Class SUB, 0.000%, 11/15/20321,2,3,4,7,8	7,699,816	—	(149,837)	—	(308,527)	7,241,452	—	1,965,624
Palmer Square European Loan Funding, Series 2023-1X, Class E, 10.431% (3-Month Euribor+653 basis points), 11/15/20321,2,3,5	3,691,574	19,230	—	—	295,286	4,006,090	—	434,323
Palmer Square European Loan Funding, Series 2023-1X, Class SUB, 0.000%, 7/15/20361,2,3,4,8	—	10,298,372	—	—	(641,783)	9,656,589	—	654,351
Palmer Square European Loan Funding, Series 2023-2X, Class SUB, 0.000%, 1/15/20331,2,3,4,8	—	9,266,474	—	—	(1,422,339)	7,844,135	—	1,690,467
Palmer Square European Loan Funding, Series 2023-2X, Class SUB, 0.000%, 10/15/20361,2,3,4,8	—	11,618,082	—	—	281,092	11,899,174	—	84,029
Palmer Square European Loan Funding, Series 2023-3X, Class SUB, 0.000%, 5/15/20331,2,3,4,8	—	8,710,431	—	—	207,245	8,917,676	—	201,237
Palmer Square European Loan Funding, Series 2024-1X, Class SUB, 0.000%, 8/15/20331,2,3,4,6,8	—	11,474,609	—	—	(65,611)	11,408,998	—	241,402
Palmer Square Loan Funding Ltd., Series 2020-1A, Class SUB, 0.000%, 2/20/20281,2,3,4,6,7	866,837	383,163	(975,325)	—	(274,675)	—	—	39,135
Palmer Square Loan Funding Ltd., Series 2020-4A, Class SUB, 0.000%, 11/25/20281,2,3,4,7	1,419,808	830,192	—	—	(1,590,525)	659,475	—	1,372,525
Palmer Square Loan Funding Ltd., Series 2021-1A, Class SUB, 0.000%, 4/20/20291,2,3,4,7	811,485	438,515	—	—	(272,328)	977,672	—	210,043
Palmer Square Loan Funding Ltd., Series 2021-2A, Class SUB, 0.000%, 5/20/20291,2,3,4,7	1,367,396	782,604	—	—	(803,650)	1,346,350	—	466,259
Palmer Square Loan Funding Ltd., Series 2021-3A, Class SUB, 0.000%, 7/20/20291,2,3,4,7	990,675	509,325	—	—	(501,166)	998,834	—	335,496
Palmer Square Loan Funding Ltd., Series 2021-4A, Class SUB, 0.000%, 10/15/20291,2,3,4,7	2,131,113	968,887	—	—	(1,047,870)	2,052,130	—	779,783
Palmer Square Loan Funding Ltd., Series 2022-1A, Class SUB, 0.000%, 4/15/20301,2,3,4,7	3,764,008	1,470,992	—	—	(1,499,291)	3,735,709	—	1,452,195
Palmer Square Loan Funding Ltd., Series 2022-2A, Class SUB, 0.000%, 10/15/20301,2,3,4,7	4,515,211	1,484,789	—	—	(1,520,594)	4,479,406	—	1,459,797

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

Security Description	Value Beginning of Period	Additions	Reductions	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value End of Period	Dividend Income*	Interest Income*
Palmer Square Loan Funding Ltd., Series 2022-3A, Class SUB, 0.000%, 4/15/20311,2,3,4,7	6,276,546	—	(26,546)	—	(93,603)	6,156,397	—	2,075,593
Palmer Square Loan Funding Ltd., Series 2022-4A, Class D, 12.609% (3-Month Term SOFR+729 basis points), 7/24/20311,2,3,5,7	3,444,732	118,076	—	—	125,749	3,688,557	—	481,799
Palmer Square Loan Funding Ltd., Series 2022-4A, Class SUB, 0.000%, 7/24/20311,2,3,4,7,8	7,903,479	146,521	—	—	(340,354)	7,709,646	—	1,481,169
Palmer Square Loan Funding Ltd., Series 2022-5I, Class SUB, 0.000%, 1/15/20311,2,3,4	1,258,277	—	(1,258,277)	—	—	—	—	521,882
Palmer Square Loan Funding Ltd., Series 2023-1A, Class D, 13.318% (3-Month Term SOFR+800 basis points), 7/20/20311,2,3,5,7	—	3,801,574	—	—	91,934	3,893,508	—	402,817
Palmer Square Loan Funding Ltd., Series 2023-1A, Class SUB, 0.000%, 1/20/20361,2,3,4,7	3,922,387	77,613	—	—	(13,359)	3,986,641	—	424,343
Palmer Square Loan Funding Ltd., Series 2023-1A, Class SUB, 0.000%, 7/20/20311,2,3,4,7,8	—	4,675,000	—	—	363,573	5,038,573	—	1,047,376
Palmer Square Loan Funding Ltd., Series 2023-2A, Class SUB, 0.000%, 4/20/20361,2,3,4,7,8	—	9,500,000	—	—	(730,091)	8,769,909	—	1,259,497
Palmer Square Loan Funding Ltd., Series 2023-2A, Class SUB, 0.000%, 1/25/20321,2,3,4,7,8	—	6,600,000	—	—	145,442	6,745,442	—	208,850
Palmer Square Loan Funding Ltd., Series 2023-3A, Class SUB, 0.000%, 1/20/20371,2,3,4,7,8	—	8,000,000	—	—	44,663	8,044,663	—	141,627
Palmer Square Loan Funding Ltd., Series 2023-4A, Class SUB, 0.000%, 10/20/20331,2,3,4,7,8	—	12,750,000	—	—	124,696	12,874,696	—	199,678
Palmer Square Loan Funding Ltd., Series 2024-1A, Class SUB, 0.000%, 4/15/20371,2,3,4,7,8	—	13,072,000	—	—	374,536	13,446,536	—	361,901
Mutual Funds
Driehaus Event Driven Fund2,9	17,326,069	9,173,931	—	—	(93,109)	26,406,891	1,158,246	—
Glenmede Secured Options Portfolio – Class Institutional2,9	19,248,823	21,751,177	—	—	2,852,986	43,852,986	2,900	—
Private Investment Funds
Rivernorth Capital Partners LP1,2,6,10	12,006,892	4,500,000	(506,892)	—	2,260,442	18,260,442	—	—
Real Estate Investment Trusts
Invesco Real Estate Income Trust, Inc. – Class I 1,2,6	22,894,149	21,105,851	(1,405,111)	—	(2,525,873)	40,069,016	3,082,265	—
Total	$168,653,271	$225,309,801	$(18,111,665)	$—	$(9,921,350)	$365,930,057	$9,525,373	$25,822,411

* Net of foreign withholding taxes.
1 Advised or sponsored by a Sub-Adviser.
2 Not an affiliate at the beginning of the period.
3 Callable.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

4 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
5 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
6 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy table located in Note 8.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.
8 Non-income producing security.
9 Entity in which the Fund has ownership of at least 5% of the voting securities outstanding.
10 Investment does not issue shares.
Security Description	Shares/ Principal Amount Beginning of Period	Additions	Reductions	Stock Split	Shares/ Principal Amount End of Period
Closed-End Funds
BC Partners Lending Corp.1,2	338,600	228,520	—	—	567,120
Opportunistic Credit Interval Fund – Class I1,2	191,603	1,880,230	—	—	2,071,833
Palmer Square Capital BDC, Inc.1,2	459,841	1,062,908	—	—	1,522,749
Palmer Square Opportunistic Income Fund1,2	697,900	—	—	—	697,900
Collateralized Loan Obligations
Palmer Square European Loan Funding, Series 2021-2X, Class SUB, 0.000%, 4/15/20351,2,3,4	2,500,000	—	—	—	2,500,000
Palmer Square European Loan Funding, Series 2022-1X, Class SUB, 0.000%, 10/15/2031 1,2,3,4	2,975,000	—	—	—	2,975,000
Palmer Square European Loan Funding, Series 2022-2X, Class SUB, 0.000%, 10/15/20311,2,3,4	4,000,000	—	—	—	4,000,000
Palmer Square European Loan Funding, Series 2022-3X, Class E, 9.32% (3-Month Euribor+728 basis points), 4/12/20321,2,3,5	7,500,000	—	(7,500,000)	—	—
Palmer Square European Loan Funding, Series 2022-3X, Class SUB, 0.000%, 4/12/20321,2,3,4,6	4,000,000	—	—	—	4,000,000
Palmer Square European Loan Funding, Series 2023-1A, Class SUB, 0.000%, 11/15/20321,2,3,4,7,8	7,100,000	—	—	—	7,100,000
Palmer Square European Loan Funding, Series 2023-1X, Class E, 10.431% (3-Month Euribor+653 basis points), 11/15/20321,2,3,5	3,700,000	—	—	—	3,700,000
Palmer Square European Loan Funding, Series 2023-1X, Class SUB, 0.000%, 7/15/20361,2,3,4,8	—	10,000,000	—	—	10,000,000
Palmer Square European Loan Funding, Series 2023-2X, Class SUB, 0.000%, 1/15/20331,2,3,4,8	—	8,325,000	—	—	8,325,000
Palmer Square European Loan Funding, Series 2023-2X, Class SUB, 0.000%, 10/15/20361,2,3,4,8	—	11,000,000	—	—	11,000,000

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

Security Description	Shares/ Principal Amount Beginning of Period	Additions	Reductions	Stock Split	Shares/ Principal Amount End of Period
Palmer Square European Loan Funding, Series 2023-3X, Class SUB, 0.000%, 5/15/20331,2,3,4,8	—	8,200,000	—	—	8,200,000
Palmer Square European Loan Funding, Series 2024-1X, Class SUB, 0.000%, 8/15/20331,2,3,4,6,8	—	10,575,000	—	—	10,575,000
Palmer Square Loan Funding Ltd., Series 2020-1A, Class SUB, 0.000%, 2/20/20281,2,3,4,6,7	1,250,000	—	—	—	1,250,000
Palmer Square Loan Funding Ltd., Series 2020-4A, Class SUB, 0.000%, 11/25/20281,2,3,4,7	2,250,000	—	—	—	2,250,000
Palmer Square Loan Funding Ltd., Series 2021-1A, Class SUB, 0.000%, 4/20/20291,2,3,4,7	1,250,000	—	—	—	1,250,000
Palmer Square Loan Funding Ltd., Series 2021-2A, Class SUB, 0.000%, 5/20/20291,2,3,4,7	2,150,000	—	—	—	2,150,000
Palmer Square Loan Funding Ltd., Series 2021-3A, Class SUB, 0.000%, 7/20/20291,2,3,4,7	1,500,000	—	—	—	1,500,000
Palmer Square Loan Funding Ltd., Series 2021-4A, Class SUB, 0.000%, 10/15/20291,2,3,4,7	3,100,000	—	—	—	3,100,000
Palmer Square Loan Funding Ltd., Series 2022-1A, Class SUB, 0.000%, 4/15/20301,2,3,4,7	5,235,000	—	—	—	5,235,000
Palmer Square Loan Funding Ltd., Series 2022-2A, Class SUB, 0.000%, 10/15/20301,2,3,4,7	6,000,000	—	—	—	6,000,000
Palmer Square Loan Funding Ltd., Series 2022-3A, Class SUB, 0.000%, 4/15/20311,2,3,4,7	6,250,000	—	—	—	6,250,000
Palmer Square Loan Funding Ltd., Series 2022-4A, Class D, 12.609% (3-Month Term SOFR+729 basis points), 7/24/20311,2,3,5,7	3,700,000	—	—	—	3,700,000
Palmer Square Loan Funding Ltd., Series 2022-4A, Class SUB, 0.000%, 7/24/20311,2,3,4,7,8	8,050,000	—	—	—	8,050,000
Palmer Square Loan Funding Ltd., Series 2022-5I, Class SUB, 0.000%, 1/15/20311,2,3,4	1,250,000	—	—	—	1,250,000
Palmer Square Loan Funding Ltd., Series 2023-1A, Class D, 13.318% (3-Month Term SOFR+800 basis points), 7/20/20311,2,3,5,7	—	3,875,000	—	—	3,875,000
Palmer Square Loan Funding Ltd., Series 2023-1A, Class SUB, 0.000%, 1/20/20361,2,3,4,7	4,000,000	—	—	—	4,000,000
Palmer Square Loan Funding Ltd., Series 2023-1A, Class SUB, 0.000%, 7/20/20311,2,3,4,7,8	—	4,675,000	—	—	4,675,000
Palmer Square Loan Funding Ltd., Series 2023-2A, Class SUB, 0.000%, 4/20/20361,2,3,4,7,8	—	9,500,000	—	—	9,500,000
Palmer Square Loan Funding Ltd., Series 2023-2A, Class SUB, 0.000%, 1/25/20321,2,3,4,7,8	—	6,600,000	—	—	6,600,000
Palmer Square Loan Funding Ltd., Series 2023-3A, Class SUB, 0.000%, 1/20/20371,2,3,4,7,8	—	8,000,000	—	—	8,000,000

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

Security Description	Shares/ Principal Amount Beginning of Period	Additions	Reductions	Stock Split	Shares/ Principal Amount End of Period
Palmer Square Loan Funding Ltd., Series 2023-4A, Class SUB, 0.000%, 10/20/20331,2,3,4,7,8	—	12,750,000	—	—	12,750,000
Palmer Square Loan Funding Ltd., Series 2024-1A, Class SUB, 0.000%, 4/15/20371,2,3,4,7,8	—	13,760,000	—	—	13,760,000
Mutual Funds
Driehaus Event Driven Fund2,9	1,436,656	655,807	—	—	2,092,463
Glenmede Secured Options Portfolio – Class Institutional2,9	1,515,655	1,579,122	—	—	3,094,777
Private Investment Funds
Rivernorth Capital Partners LP1,2,6,10	—	—	—	—	—
Real Estate Investment Trusts
Invesco Real Estate Income Trust, Inc. – Class I1,2,6	753,940	681,044	—	—	1,434,984
Total	83,154,195	113,347,631	(7,500,000)	—	189,001,826

1 Advised or sponsored by a Sub-Adviser.
2 Not an affiliate at the beginning of the period.
3 Callable.
4 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
5 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
6 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy table located in Note 8.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.
8 Non-income producing security.
9 Entity in which the Fund has ownership of at least 5% of the voting securities outstanding.
10 Investment does not issue shares.
Note 10 — Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2024 by risk category are as follows:
	Derivatives not designated as hedging instruments
	Forward Foreign Currency Exchange Contracts	Total
Assets
Forward foreign currency exchange contracts	$321,344	$321,344
	$321,344	$321,344
The effects of derivative instruments on the Consolidated Statement of Operations for the year ended March 31, 2024 are as follows:
	Derivatives not designated as hedging instruments
	Forward Foreign Currency Exchange Contracts	Total
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Forward foreign currency exchange contracts	$890,311	$890,311
	$890,311	$890,311
The notional amount and the number of contracts are included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments as of March 31, 2024 are as follows:
Derivatives not designated as hedging instruments
Forward foreign currency exchange contracts	Notional amount	$(110,222,988)
Note 11 — Disclosures about Offsetting Assets and Liabilities
FASB ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.
The Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

The Fund did not hold swap contracts at March 31, 2024.
The Fund’s Consolidated Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Consolidated Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Consolidated Statement of Assets and Liabilities and net amounts are presented below:
Description/Financial Instrument/Consolidated Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Consolidated Statement of Assets and Liabilities	Amounts Not Offset in Consolidated Statement of Assets and Liabilities
			Financial Instruments*	Cash Collateral**	Net Amount
Forward foreign currency exchange contracts – asset receivable	BNP Paribas	$321,344	$—	$—	$321,344

* Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Investment Manager to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
** Amounts relate to master netting agreements and collateral agreements which have been determined by the Investment Manager to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.
Note 12 — Commitments
Bank Loans, Collateralized Loan Obligations and Private Investment Funds may be structured to be fully funded at the time of investment or include unfunded investment commitments, which are contractual obligations for future funding. The unfunded investment commitments outstanding as of March 31, 2024 are as follows:
Bank Loans	$3,992,603
Collateralized Loan Obligations	$7,610,552
Private Investment Funds	$86,524,329
Note 13 — Credit Agreement
The Fund, as the borrower, has entered into a credit agreement, as amended (the “Credit Agreement”), with TriState Capital Bank as the lender. The Credit Agreement establishes a commitment by the lender to make revolving loans to the Fund in an aggregate principal amount not in excess of $12,000,000, which may be increased from time to time upon mutual agreement by the parties. The expiration date of the Credit Agreement is June 27, 2024. In connection with the Credit Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Credit Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the lender may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable. The Fund’s obligations to the

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

lender under the Credit Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund. The Fund complies with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage.
For the year ended March 31, 2024, the Fund incurred a cost related to the setup and maintenance of the credit agreement (the “Commitment fees”) and for the quarterly average daily unused portion of the revolving commitment (the “Unused line of credit fees”) as reported on the Consolidated Statement of Operations. The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the nine (9) days the Fund had outstanding borrowings were 8.47%, $5,447,324, $20,000,000, and $30,095, respectively. As of March 31, 2024 the Fund had no outstanding borrowings.
Note 14 — Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of March 31, 2024, the shareholders listed in the table immediately below held, for the benefit of their customers, the following percentages of the outstanding shares of the Fund:
Beneficial Owner	% of Outstanding Shares of the Fund
Charles Schwab & Co.	61.7%
The Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
Note 15 — Risk Factors
An investment in the Fund involves various risks. The Fund allocates assets to investment funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as ‘‘Market Disruptions and Geopolitical Risks’’ and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

First Trust Alternative Opportunities Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

Note 16 — New Accounting Pronouncements and Regulatory Updates
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) — Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the consolidated financial statements.
In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03). The ASU clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions and measured at fair value in accordance with Topic 820. The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management is currently evaluating the impact that adoption of this new accounting standard will have on the Fund’s consolidated financial statements, but the impact of the adoption is not expected to be material.
Note 17 — Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events, which require an entity to recognize in the consolidated financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements other than the following:
Effective April 10, 2024, the Fund, as the borrower, and TriState Capital Bank as the lender, further amended the Credit Agreement. The amendment to the Credit Agreement increased the commitment by the lender to make revolving loans to the Fund to an aggregate principal amount not in excess of $30,000,000, which may be increased from time to time upon mutual agreement by the parties. The amendment also extended the expiration date of the Credit Agreement to October 15, 2024.
The Board declared a cash dividend of $0.15447 and $0.15663 per share from net investment income, payable on April 3, 2024 to Shareholders of record, for Class A and Class I, respectively, as of the close of business on April 2, 2024. The ex-dividend date was April 3, 2024.
The Board declared a cash dividend of $0.15476 and $0.15703 per share from net investment income, payable on May 1, 2024 to Shareholders of record, for Class A and Class I, respectively, as of the close of business on April 30, 2024. The ex-dividend date was May 1, 2024.

First Trust Alternative Opportunities Fund
FUND MANAGEMENT
March 31, 2024 (Unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at (877) 779-1999.
INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman Since May 2019; Trustee Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	17	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	17	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since September 2021	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	17	Trustee, Quaker Investment Trust (3 portfolios) (registered investment company).

First Trust Alternative Opportunities Fund
FUND MANAGEMENT — Continued
March 31, 2024 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	17	President and Trustee, Investment Managers Series Trust II (33 portfolios) (registered investment company).
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present) President and Co-CIO, Vivaldi Capital Management LP (2012 – March 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A

First Trust Alternative Opportunities Fund
FUND MANAGEMENT — Continued
March 31, 2024 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – March 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Client Services (2017 – Present), Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.	N/A	N/A

* As of March 31, 2024, the fund complex consists of the AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund and Variant Impact Fund.
** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

First Trust Alternative Opportunities Fund
FUND INFORMATION
March 31, 2024 (Unaudited)

	TICKER	CUSIP
First Trust Alternative Opportunities Fund – Class A Shares	VFLAX	75943J209
First Trust Alternative Opportunities Fund – Class I Shares	VFLEX	75943J100
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877) 779-1999.
Qualified Dividend Income
For the year ended December 31, 2023, 0.44% of dividends to be paid from net investment income, including short term capital gains from the Fund (if any), are designated as qualified dividend income.
Corporate Dividends Received Deduction
For the year ended December 31, 2023, 0.11% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
Capital Gain
For the year ended December 31, 2023, the Fund designated $0 as long-term capital gain distributions.
First Trust Alternative Opportunities Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)	The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $52,500 for 2023 and $68,100 for 2024.

Audit-Related Fees

(b)	The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2024.

Tax Fees

(c)	The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the review and preparation of tax returns are $22,154 for 2023 and $0 for 2024.

All Other Fees

(d)	The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2024.

(e)	(1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period April 1, 2023 through March 31, 2024 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2024.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii)  monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund (collectively, the “Funds of Funds”) are “fund of funds” that invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Funds of Funds will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Funds of Funds do receive such notices or proxies and the Funds of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Funds of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

The Funds of Funds are required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Funds of Funds Form N-PX filings will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a FTCM portfolio manager only (including Infinity Core Alternative Fund).

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

Palmer Square Capital Management LLC

Proxy Voting Guidelines

In accordance with Rule 30b1-4 under the Investment Company Act of 1940 and Rule 206(4)-6 and 204-2 under of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer Square”) is providing all clients with a summary of its proxy voting procedures.

●	Upon opening an account with Palmer Square, clients are given the option to delegate proxy-voting discretion to Palmer Square by completing the appropriate documents. Palmer Square will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer Square discretionary authority to vote on their behalf.

●	It is Palmer Square’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to mitigate conflicts of interest that can arise between Palmer Square and its clients. Glass Lewis & Co. and Palmer Square retain a record of all recommendations.

●	Glass Lewis & Co. is an independent third party that issues recommendations based upon its own internal guidelines.

●	Palmer Square conducts a review at least annually of Glass Lewis & Co to assess the firm’s capacity and competency to serve as a proxy advisor.

●	Palmer Square will vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer Square believes that doing so is in the best interest of its clients.

●	In situations where Palmer Square identifies a material conflict of interest in the voting of proxies due to business or personal relationships that Palmer Square maintains with persons having an interest in the outcome of certain votes, Palmer Square will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

●	Palmer Square votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

●	Annually, Palmer Square will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

●	Palmer Square’s Compliance Team will periodically review all proxy votes to ensure consistency with its procedures.

●	Upon request, clients can receive a copy of Palmer Square’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

●	These procedures are currently in effect but could be amended in the future

If you have any questions or would like a copy of Palmer Square’s proxy voting procedures, Glass Lewis & Co.’s proxy voting guidelines and/or a record of how your shares were voted, please contact Palmer Square’s Chief Compliance Officer at 816-994-3200.

Section 18 - Proxy Voting

RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital)  specifically states that it does not vote proxies unless otherwise directed by the client and the client, including clients governed by ERISA, is responsible for voting any proxies.   Therefore, RiverNorth Capital will not vote proxies for these clients.  However, RiverNorth Capital will vote proxies on behalf of investment company clients and hedge fund clients ("Funds"). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund's investment portfolios.

OVERVIEW

The Proxy Voting Policies and Procedures are designed to protect the best interests of the Funds in which we vote proxies on behalf of. RiverNorth does not delegate or rely on any third-party service provider for voting recommendations.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for clients and the Funds:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

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Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client/fund, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. The Investment Company Act of 1940, as amended, (the “Act”) defines an “investment company” to include mutual funds, money market funds, closed-end funds (including preferred shares of a closed-end fund), and exchange traded funds. Under Section 12(d)(1) of the Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d) (1) (F):

●	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Under Section 12(d)(1)-(4) of the Act, an investment company (including exchange traded funds (“ETFs”), or closed-end funds), or business development company (“BDC”), is allowed to acquire securities of any other registered investment company or BDC in excess of the limitations in Section 12(d)(1). For purposes of these policies and procedures, the term “Acquiring Fund” means a fund that invests in any other registered investment company and “Acquired Fund” means a fund that is being acquired by another registered investment company.

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When an investment company is relying on 12(d)(1)-(4), the investment company must comply with the following provisions regarding proxy voting:

1.            Limits on Control and Voting. When an investment company acquires shares of another investment company (Acquiring Fund), its advisory group1 is prohibited from controlling2, individually or in the aggregate, of the Acquired Fund. An Acquiring Fund and its advisory group are required to use mirror voting when they hold more than: (i) 25 percent of the outstanding voting securities of an Acquired Fund that is an open-end fund or UIT due to a decrease in the outstanding voting securities of the Acquired Fund; or (ii) 10 percent of the outstanding voting securities of an Acquired Fund that is a closed-end fund or BDC. In assessing whether a Fund is deemed to have control, the Acquiring Fund is required to aggregate its investment in an Acquired Fund with the investment of the Acquiring Fund’s advisory group. The Acquiring Fund and its advisory group are required to use pass-through voting (i.e., seek voting instructions from the Acquiring Fund’s own shareholders and vote accordingly) in situations where (1) all holders of an Acquired Fund’s outstanding voting securities are required by Rule 12d1-4 or Section 12(d)(1) of the 1940 Act to use mirror voting, or (2) mirror voting by an Acquiring Fund is not possible (for example, when Acquiring Funds are the only shareholders of an Acquired Fund).

2.            Exceptions from the Control and Voting Conditions. The control and voting conditions described above do not apply when: (i) an Acquiring Fund is within the same group of investment companies as an Acquired Fund; or (ii) the Acquiring Fund’s investment sub-advisor or any person controlling, controlled by, or under common control with such investment sub-advisor acts as the Acquired Fund’s investment advisor or depositor.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action; fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

1 Rule 12d1-4 defines “advisory group” as either: (i) an Acquiring Fund’s investment advisor or depositor and any person controlling, controlled by, or under common control with such investment advisor or depositor; or (ii) an Acquiring Fund’s investment sub-advisor and any person controlling, controlled by, or under common control with such investment sub-advisor.

2 “Control” means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. The 1940 Act creates a rebuttable presumption that any person who, directly or indirectly, beneficially owns more than 25% of the voting securities of a company is deemed to control the company. Accordingly, an Acquiring Fund and its advisory group could own up to 25% of the outstanding shares of an Acquired Fund without being presumed to control the Acquired Fund. A determination of control depends on the facts and circumstances of the particular situation and does not turn solely on ownership of voting securities of a company.

3

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.            Requiring senior executives to hold stock in a company.

2.            Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

PROXY SERVICE PROVIDER OVERSIGHT

We use Broadridge as our third-party service provider for voting proxies. Broadridge, as a RiverNorth service provider, is monitored by RiverNorth through its proxy service and undergoes an initial and annual due diligence review.

The initial due diligence of a third-party service provider for proxy services includes a review of the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm, interview with key personnel, review the information technology and cybersecurity controls in place to protect vital data and discussions with other clients of the service provider.

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For annual due diligence, RiverNorth requires its third-party service provider for proxy services to complete a Due Diligence Questionnaire (DDQ). As with the initial due diligence, the DDQ will cover the service provider’s compliance policies and procedures, records of any administrative proceedings against the firm and information technology and cybersecurity controls in place to protect vital data. It will also include an evaluation of any material changes in services or operations of the third-party service provider for proxy services.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

TESTING PROCEDURES

On a monthly basis, the Chief Compliance Officer or his designee shall obtain periodic affirmations from employees responsible for voting proxies that all outstanding proxies for the prior month have been voted. On a periodic basis, the Chief Compliance Officer or his designee shall review a sample of all proxies for compliance with these procedures.

Revised	2/12/2013 11/7/2014 7/1//2021 3/01/2022

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ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	(1) The following table provides biographical information about the members of First Trust Capital Management L.P. (the “Investment Manager”) Palmer Square Capital Management LLC and RiverNorth Capital Management, LLC, (the "Sub-Advisers"), who are primarily responsible for the day-to-day portfolio management of First Trust Alternative Opportunities Fund as of the date of filing this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception

Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012

- Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012

– March 2024)

Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception

Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014

- Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – March 2024)

Portfolio Management
Daniel Lancz	Portfolio Manager	Since Inception	Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 – Present); Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – 2021)	Portfolio Management

Angie Long	Chief Investment Officer	Since February 2023	Chief Investment Officer, Palmer Square Capital Management LLC since 2011	Portfolio Management
Christopher Long	Chief Executive Officer	Since February 2023	Chief Executive Officer, Palmer Square Capital Management LLC since 2009	Portfolio Management
Taylor Moore	Managing Director, Portfolio Manager, Head of Structured Credit Trading	Since February 2023	Managing Director, Portfolio Manager, Head of Structured Credit Trading at Palmer Square Capital Management LLC since 2018, joined Palmer Square Capital Management LLC in 2013.	Portfolio Management
Patrick Galley	Chief Executive Officer, Chief Investment Officer, Portfolio Manager	Since Inception	CIO/PM, RiverNorth Capital Management, LLC (2004- present). CEO, RiverNorth Capital Management, LLC (2020- present).	Portfolio Management
Stephen O’Neill	Portfolio Manager	Since Inception	PM, RiverNorth Capital Management, LLC (2007- present).	Portfolio Management

(a)	(2) The following table provides information about portfolios and accounts, other than First Trust Alternative Opportunities Fund, for which the members of the Portfolio Management team listed above are primarily responsible for the day-to-day portfolio management as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance- Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	1 Account $15.57M	22 Accounts $261.80M	0 Accounts	6 Accounts $627.98M	7 Accounts $85.25M	0 Accounts
Brian Murphy	1 Account $15.57M	22 Accounts $261.80M	0 Accounts	6 Accounts $627.98M	14 Accounts $118.02M	0 Accounts

Daniel Lancz	0 Accounts	1 Account $10.10M	0 Accounts	2 Accounts $1.66B	0 Accounts	0 Accounts
Angie Long	0 Accounts	57 Accounts $23.9B	0 Accounts	5 Accounts $1.5B	63 Accounts $25.8B	60 Accounts $2.4B
Christopher Long	0 Accounts	57 Accounts $23.9B	0 Accounts	4 Accounts $1.4B	63 Accounts $25.8B	84 Accounts $2.4B
Taylor Moore	0 Accounts	0 Accounts	0 Accounts	3 Accounts $459M	0 Accounts	0 Accounts
Patrick Galley	0 Accounts	5 Accounts $977M	10 Accounts $83M	13 Accounts $3.9B	0 Accounts	0 Accounts
Stephen O’Neill	0 Accounts	5 Accounts $977M	10 Accounts $83M	13 Accounts $3.9B	0 Accounts	0 Accounts

Conflicts of Interest

The Investment Manager, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)	(3) The below information is provided as of March 31, 2024.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all First Trust Capital Management L.P. employees and to participate in First Trust Capital Management L.P.’s 401(k) plan. In addition, they are members of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates. Mr. Lancz receives a fixed salary and discretionary bonus, based on individual and firm level performance. In addition, he owns interests in First Trust Capital Management L.P. and receives compensation based on the overall profitability of the firm. He also participates in a 401(k) program and receives medical/dental insurance benefits on the same basis as other employees of First Trust Capital Management L.P.

The Portfolio Management team members from Palmer Square Capital Management LLC receive a fixed based salary and a discretionary bonus. Each Portfolio Management team member is an equity owner of the firm and shares in the firm’s profits. The Portfolio Management team members’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

Mr. Galley’s and Mr. O’Neill’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of RiverNorth Capital Management, LLC’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of RiverNorth Capital Management, LLC. As equity owners of RiverNorth Capital Management, LLC, Mr. Galley and Mr. O’Neill also participate in the profits of the firm.

(a)	(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of the end of the period covered by this report:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	$0 - $10,000
Brian Murphy	$50,000 - $100,000
Daniel Lancz	None
Angie Long	None
Christopher Long	None
Taylor Moore	None
Patrick Galley	None
Stephen O’Neill	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)	(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)	(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)	(3) Not applicable.

(a)	(4) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Alternative Opportunities Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date:	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date:	June 7, 2024

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date:	June 7, 2024

* Print the name and title of each signing officer under his or her signature.